UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00134

ALLIANCEBERNSTEIN GLOBAL RISK

ALLOCATION FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J ..Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2014

Date of reporting period: May 31, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Global Risk Allocation Fund

May 31, 2014

Semi-Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 16, 2014

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Risk Allocation Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2014.

Investment Objectives and Policies

The Fund’s investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital. The Fund invests dynamically in a number of global asset classes, including equity/credit, fixed-income, and inflation-linked instruments. In making decisions on the allocation of assets among asset classes, AllianceBernstein L.P. (the “Adviser”) will use a tail risk parity strategy. This strategy attempts to provide investors with favorable long-term total return while minimizing exposure to material downside (“tail”) events. To execute this strategy, an average tail loss for each asset class is calculated based on historical market behavior and on a forward-looking basis through options prices. Fund assets are then allocated among asset classes so that each asset class will contribute equally to the expected tail loss of the Fund. This will generally result in the Fund having greater exposures to lower risk asset classes (such as fixed-income) than to higher risk asset classes. The Adviser will make frequent adjustments to the Fund’s asset class exposures based on these tail risk parity determinations.

The asset classes in which the Fund may invest include:

•	equity/credit—equity securities of all types and corporate fixed-income securities (regardless of credit quality, but subject to the limitations on high-yield securities set forth below);

•	fixed-income—fixed-income securities of the U.S. and foreign governments and their agencies and instrumentalities; and

•	inflation-linked—global inflation-linked securities, including Treasury Inflation Protected Securities (“TIPS”).

The Fund’s investments within each asset class are generally index-based—typically, portfolios of individual securities intended to track the performance of the particular asset class and, primarily for certain types of assets such as credit assets, derivatives intended to track such performance. Equity securities will comprise no more than 75% of the Fund’s investments. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may invest up to 20% of its assets in high-yield securities (securities rated below BBB- by Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch Ratings (“Fitch”), which are commonly known as “junk bonds”).

The Fund’s investments in each asset class will generally be global in nature, and will generally include investments in both developed and emerging markets. The Fund typically invests at least 40% of its assets in securities of non-U.S. companies and/or foreign countries and their agencies and instrumentalities unless conditions are not deemed favorable by the Adviser, in which case the Fund will invest at least 30% of its assets in such foreign securities. With respect to the inflation-linked asset class,

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	1

the Fund may also seek exposure, at times significantly, to commodities and commodities-related instruments and derivatives since these instruments are typically affected directly or indirectly by the level and change in inflation.

Derivatives, particularly futures and swaps, often provide more efficient and economical exposure to market segments than direct investments, and the Fund’s exposure to certain types of assets may at times be achieved partially or substantially through investment in derivatives. Derivatives transactions may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivative transactions, the Adviser will consider factors such as the risk and returns of these investments relative to direct investments and the cost of such transactions. Because derivative transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a portion of the Fund’s assets may be held in cash or invested in cash equivalents to cover the Fund’s derivatives obligations, such as short-term U.S. Government and agency securities, repurchase agreements and money market funds. At times, a combination of direct securities investments and derivatives will be used to gain asset class exposure so that the Fund’s aggregate exposure will substantially exceed its net assets (i.e., so that the Fund is effectively leveraged). Overall Fund exposure and the allocation to equity/credit will typically increase during bull markets, while overall exposure and allocations to equity/credit and inflation-linked securities will typically decrease during bear markets. In addition, the Fund may at times invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Global Risk Allocation Fund (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodities-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Currency exchange rate fluctuations can have a dramatic impact on returns.

2	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. To hedge all or a portion of its currency risk, the Fund may invest in currency-related derivatives, including forward currency exchange contracts.

Investment Results

The table on page 7 shows the Fund’s performance compared with its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index and its blended benchmark, a 60%/40% blend of the MSCI World Index/ Barclays Global Aggregate Bond Index, respectively, for the six- and 12-month periods ended May 31, 2014. Also included in the table is the performance of the Barclays Global Aggregate Bond Index, as well as returns for the Fund’s peer group, as represented by the Lipper Global Flexible Portfolio Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

For the six-month period, versus the primary benchmark, Class B shares performed in line, while all other share classes outperformed. All share classes outperformed the blended benchmark and the Lipper Average. For the 12-month period, all share classes of the Fund underperformed the primary and blended benchmarks, and the Lipper Average. The Fund uses a risk-balanced approach that invests globally in “growth”, “safety”, and “inflation-linked” asset classes. As a consequence, the Fund has exposures such as credit, TIPS and commodities (the Fund’s initial investment into commodities is as of November 8, 2013) that are not represented in the primary or blended benchmarks and will also tend to be less influenced by equity returns than the blended benchmark.

Over both periods, stocks delivered strong returns fairly balanced across sectors and countries. Earlier in the 12-month period (August 2013), stronger-than-expected economic growth propelled developed markets. However, stocks later retreated as investors became concerned about when the U.S. Federal Reserve (the “Fed”) would start tapering its bond purchases. This did not last as markets continued to rise through 2013 and into 2014 on the heels of positive economic news and low interest rates. The Fund’s credit holdings contributed to performance for both periods. Moreover, some of the Fund’s growth- oriented tilts within high yield, such as exposure to municipals and real estate investment trust (“REIT”) preferreds were strong contributors as investors continued to seek yield in this low interest rate environment.

The Fund’s global sovereign allocation contributed to performance for both periods. Although yields rose in 2013 on anticipation of Fed tapering, they quickly reversed course in 2014. Earlier in 2014, with “tapering” underway the dialogue switched from “tapering” to “tightening” and investors began

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	3

pricing an increased risk to the shorter-end versus the longer-end of the yield curve. In response the Quantitative Investment Team (the “Team’) moved most of the Fund’s exposure to the long-end of the curve in countries where forward rates already reflected significantly higher interest rates. This proved beneficial as the Fund benefited from declining yields when benign inflation readings lowered terminal rate expectations.

The Fund’s inflation allocation contributed to performance for both periods. As inflation expectations have remained subdued and relatively constant for some time, the Team decided to diversify this source of return by allocating these assets to commodities. As supply imbalances surfaced in some commodities sectors, predominantly agriculture and livestock, the Fund has been able to profit from higher prices.

During the reporting period, approximately 24% of the Fund’s net assets were invested in equities, 53% was invested in fixed income securities, and 23% was invested in inflation-related securities.

Derivative usage included futures, for hedging and investment purposes, which added to returns for both periods; forwards, for hedging and investment purposes, which added to returns for the six-month period and detracted for the 12-month period; interest rate swaps for hedging and investment purposes, which detracted from returns for both periods; credit default swaps for investment purposes, which had no material impact on performance for both periods; options purchased and written for investment purposes, which detracted from returns for both periods; and written swaptions for investment purposes which had no material impact on performance for both periods.

Market Review and Investment Strategy

Earlier in 2014, equity markets were erratic due to concerns about economic growth, high valuations and political risk in key emerging markets. In fact, geopolitical tensions drove investors to seek the safety of government bonds, which provided fuel for a government bond rally that drove the yield on the U.S. 10-year Treasury lower. Later in the reporting period, investors grew accustomed to the steady withdrawal of Fed stimulus and volatility continued to decline, which encouraged some risk taking. Despite continued geopolitical unrest, the Team sees macroeconomic signals continuing to point to moderate growth in the U.S. For Japan, there has been a welcome revival of inflation and capital spending. Meanwhile, sentiment has improved in emerging markets. In India, the election of Prime Minister Modi raised hopes for pro-growth fiscal reforms. And signs that economic growth is stabilizing in China have bolstered optimism that a hard landing may be avoided. All these factors, combined with the shift in economic leadership from emerging market economies to developed economies, (whose combined but more modest growth is now driving the world economy) may ultimately result in sustainable growth for the global economy, in the Team’s view.

4	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI World Index and the Barclays Global Aggregate Bond Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. Net returns reflect the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed income markets. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Allocation Risk: The allocation of investments among asset classes may have a significant effect on the Fund’s net asset value (“NAV”) when the asset classes in which the Fund has invested more heavily perform worse than the asset classes invested in less heavily.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Below Investment Grade Securities Risk: Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

(Disclosures, Risks and Note about Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: Because the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARKS PERIODS ENDED MAY 31, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Global Risk Allocation Fund
Class A	6.97%	6.97%

Class B*	6.52%	6.15%

Class C	6.55%	6.15%

Advisor Class†	7.06%	7.20%

Class R†	6.82%	6.61%

Class K†	6.92%	6.91%

Class I†	7.20%	7.39%

Primary Benchmark: MSCI World Index	6.52%	18.87%

Blended Benchmark: 60% MSCI World Index/40% Barclays Global Aggregate Bond Index	5.38%	13.38%

Barclays Global Aggregate Bond Index	3.55%	5.35%

Lipper Global Flexible Portfolio Funds Average	4.53%	8.72%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	6.97%	2.44%
5 Years	11.19%	10.23%
10 Years	5.15%	4.70%

Class B Shares
1 Year	6.15%	2.15%
5 Years	10.35%	10.35%
10 Years(a)	4.52%	4.52%

Class C Shares
1 Year	6.15%	5.15%
5 Years	10.39%	10.39%
10 Years	4.39%	4.39%

Advisor Class Shares*
1 Year	7.20%	7.20%
5 Years	11.52%	11.52%
10 Years	5.45%	5.45%

Class R Shares*
1 Year	6.61%	6.61%
5 Years	10.89%	10.89%
10 Years	4.86%	4.86%

Class K Shares*
1 Year	6.91%	6.91%
5 Years	11.23%	11.23%
Since Inception†	4.47%	4.47%

Class I Shares*
1 Year	7.39%	7.39%
5 Years	11.72%	11.72%
Since Inception†	4.89%	4.89%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.17%, 1.89%, 1.89%, 0.88%, 1.46%, 1.16% and 0.71% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class K and Class I shares is listed below.

†	Inception date: 3/1/2005 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	7.91%
5 Years	10.37%
10 Years	4.68%

Class B Shares
1 Year	7.91%
5 Years	10.51%
10 Years(a)	4.51%

Class C Shares
1 Year	10.92%
5 Years	10.54%
10 Years	4.38%

Advisor Class Shares*
1 Year	13.01%
5 Years	11.65%
10 Years	5.44%

Class R Shares*
1 Year	12.40%
5 Years	11.01%
10 Years	4.85%

Class K Shares*
1 Year	12.75%
5 Years	11.37%
Since Inception†	4.62%

Class I Shares*
1 Year	13.23%
5 Years	11.86%
Since Inception†	5.03%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class K and Class I shares is listed below.

†	Inception date: 3/1/05 for Class K and Class I shares.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2013	Ending Account Value May 31, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,069.70	$6.71	1.30%
Hypothetical**	$1,000	$1,018.45	$6.54	1.30%
Class B
Actual	$1,000	$1,065.20	$10.45	2.03%
Hypothetical**	$1,000	$1,014.81	$10.20	2.03%
Class C
Actual	$1,000	$1,065.50	$10.35	2.01%
Hypothetical**	$1,000	$1,014.91	$10.10	2.01%
Advisor Class
Actual	$1,000	$1,070.60	$5.21	1.01%
Hypothetical**	$1,000	$1,019.90	$5.09	1.01%
Class R
Actual	$1,000	$1,068.20	$8.10	1.57%
Hypothetical**	$1,000	$1,017.10	$7.90	1.57%
Class K
Actual	$1,000	$1,069.20	$6.50	1.26%
Hypothetical**	$1,000	$1,018.65	$6.34	1.26%
Class I
Actual	$1,000	$1,072.00	$4.24	0.82%
Hypothetical**	$1,000	$1,020.84	$4.13	0.82%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Expense Example

PORTFOLIO SUMMARY

May 31, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $424.3

*	All data are as of May 31, 2014. The Fund’s security type and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.5% or less in the following countries: Austria, Belgium, Colombia, Denmark, Finland, Greece, Hong Kong, Ireland, Israel, Jersey (Channel Islands), Macau, Netherlands, Portugal, Singapore, Spain and Switzerland.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	11

Portfolio Summary

TEN LARGEST HOLDINGS*

May 31, 2014 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
U.S. Treasury Inflation Index	$45,233,959	10.7%
Turkey Government Bond	30,839,706	7.3
Japanese Government CPI Linked Bond	23,264,478	5.5
Deutsche Bundesrepublik Inflation Linked Bond	21,281,741	5.0
New Zealand Government Bond	20,920,176	4.9
Norway Government Bond	20,078,980	4.7
Australia Government Bond	16,748,459	3.9
Italy Buoni Poliennali Del Tesoro	15,552,416	3.7
Canadian Government Bond	14,862,434	3.5
France Government Bond OAT	14,162,986	3.3
	$222,945,335	52.5%

*	Long-term investments.

12	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Ten Largest Holdings

CONSOLIDATED PORTFOLIO OF INVESTMENTS

May 31, 2014 (unaudited)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 42.2%
Canada – 3.5%
Canadian Government Bond 4.25%, 12/01/21	CAD	12,206	$14,862,434

France – 3.3%
France Government Bond OAT Series OATI 2.10%, 7/25/23	EUR	8,827	14,162,986

Germany – 5.0%
Deutsche Bundesrepublik Inflation Linked Bond 1.75%, 4/15/20		13,806	21,281,741

Italy – 3.7%
Italy Buoni Poliennali Del Tesoro 2.10%, 9/15/21(a)		10,792	15,552,416

Japan – 5.5%
Japanese Government CPI Linked Bond Series 17 0.10%, 9/10/23	JPY	2,159,008	23,264,478

Sweden – 3.3%
Sweden Inflation Linked Bond Series 3108 0.25%, 6/01/22	SEK	92,380	13,853,797

Turkey – 7.3%
Turkey Government Bond
3.00%, 2/23/22	TRY	30,937	15,789,946
4.50%, 2/11/15		30,871	15,049,760

			30,839,706

United States – 10.6%
U.S. Treasury Inflation Index
0.125%, 7/15/22 (TIPS)(b)	U.S.$	15,768	15,883,049
0.625%, 7/15/21 (TIPS)		13,980	14,739,509
1.125%, 1/15/21 (TIPS)		13,487	14,611,401

			45,233,959

Total Inflation-Linked Securities (cost $170,963,247)			179,051,517

		Shares
COMMON STOCKS – 18.4%
Industrials – 2.7%
Aerospace & Defense – 0.3%
Airbus Group NV		286	20,516
B/E Aerospace, Inc.(c)		538	52,052
BAE Systems PLC		3,034	21,553

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	13

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Boeing Co. (The)	436	$58,969
Bombardier, Inc. – Class B	14,441	49,144
CAE, Inc.	3,871	52,480
Cobham PLC	4,143	22,163
Finmeccanica SpA(c)	2,761	22,701
General Dynamics Corp.	522	61,659
Honeywell International, Inc.	727	67,720
L-3 Communications Holdings, Inc.	501	60,706
Lockheed Martin Corp.	394	64,478
Meggitt PLC	3,287	26,691
Northrop Grumman Corp.	464	56,399
Precision Castparts Corp.	225	56,920
Raytheon Co.	599	58,444
Rockwell Collins, Inc.	741	58,569
Rolls-Royce Holdings PLC(c)	1,226	21,397
Safran SA	302	20,504
Singapore Technologies Engineering Ltd.	4,000	12,350
Textron, Inc.	1,115	43,730
Thales SA	327	19,586
TransDigm Group, Inc.	243	45,857
United Technologies Corp.	579	67,291
Zodiac Aerospace	566	20,127

		1,062,006

Air Freight & Logistics – 0.1%
CH Robinson Worldwide, Inc.	961	57,525
Deutsche Post AG	584	21,691
Expeditors International of Washington, Inc.	1,174	53,429
FedEx Corp.	434	62,565
Kuehne & Nagel International AG	165	22,518
Royal Mail PLC(c)	2,205	18,962
TNT Express NV	2,234	19,981
Toll Holdings Ltd.	3,085	15,590
United Parcel Service, Inc. – Class B	834	86,636
Yamato Holdings Co., Ltd.	500	10,683

		369,580

Airlines – 0.1%
ANA Holdings, Inc.	5,000	10,933
Cathay Pacific Airways Ltd.	8,000	14,588
Delta Air Lines, Inc.	899	35,879
Deutsche Lufthansa AG (REG)	746	19,714
easyJet PLC	817	20,981
International Consolidated Airlines Group SA(c)	2,657	17,613
Japan Airlines Co., Ltd.	300	15,692
Qantas Airways Ltd.(c)	7,625	9,992
Singapore Airlines Ltd.	1,000	8,283
Southwest Airlines Co.	1,867	49,382
United Continental Holdings, Inc.(c)	695	30,837

		233,894

14	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Building Products – 0.1%
Asahi Glass Co., Ltd.	2,000	$11,162
Assa Abloy AB – Class B	463	23,408
China Fangda Group Co., Ltd.	829,874	389,625
Cie de St-Gobain	330	18,826
Daikin Industries Ltd.	200	11,998
Geberit AG	87	28,833
LIXIL Group Corp.	500	13,016
Masco Corp.	1,778	37,871
TOTO Ltd.	1,000	12,722

		547,461

Commercial Services & Supplies – 0.2%
ADT Corp. (The)	1,273	40,991
Aggreko PLC(c)	607	16,976
Babcock International Group PLC	1,053	21,445
Brambles Ltd.	1,803	16,174
Cintas Corp.	914	56,778
Dai Nippon Printing Co., Ltd.	1,000	10,078
Edenred	706	22,132
G4S PLC	6,478	27,174
Iron Mountain, Inc.	884	27,528
Park24 Co., Ltd.	600	11,382
Republic Services, Inc. – Class A	2,105	74,517
Secom Co., Ltd.	200	12,243
Securitas AB – Class B	2,316	26,757
Serco Group PLC	3,421	21,309
Societe BIC SA	201	26,265
Stericycle, Inc.(c)	632	72,282
Toppan Printing Co., Ltd.	2,000	14,899
Tyco International Ltd.	1,386	60,485
Waste Management, Inc.	1,734	77,475

		636,890

Construction & Engineering – 0.1%
ACS Actividades de Construccion y Servicios SA	442	19,644
Bouygues SA	367	17,068
Chicago Bridge & Iron Co. NV	580	47,212
Chiyoda Corp.	1,000	11,878
Ferrovial SA	1,008	21,825
Fluor Corp.	719	53,983
Hochtief AG	194	17,659
Jacobs Engineering Group, Inc.(c)	992	54,629
Kajima Corp.	3,000	12,498
KBR, Inc.	1,643	39,909
Kinden Corp.	1,000	8,612
Koninklijke Boskalis Westminster NV	505	28,781
Leighton Holdings Ltd.	419	7,908
Obayashi Corp.	2,000	13,462

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	15

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

OCI(c)	463	$17,729
Quanta Services, Inc.(c)	1,401	47,564
Shimizu Corp.	2,000	13,311
Skanska AB – Class B	1,065	24,676
SNC-Lavalin Group, Inc.	1,107	53,477
Taisei Corp.	2,000	10,341
Vinci SA	306	22,662

		544,828

Electrical Equipment – 0.2%
ABB Ltd. (REG)(c)	1,189	28,252
Alstom SA	421	16,594
AMETEK, Inc.	1,020	54,142
Eaton Corp. PLC	756	55,710
Emerson Electric Co.	969	64,661
Foshan Electrical and Lighting Co., Ltd. – Class B	426,815	341,322
Fuji Electric Co., Ltd.	3,000	13,252
Legrand SA	303	19,188
Mabuchi Motor Co., Ltd.	100	7,446
Mitsubishi Electric Corp.	1,000	11,692
Nidec Corp.	200	11,660
Osram Licht AG(c)	383	19,462
Prysmian SpA	887	20,608
Rockwell Automation, Inc.	435	52,670
Schneider Electric SA (Paris)(c)	215	20,254
Sensata Technologies Holding NV(c)	1,198	51,382
Sumitomo Electric Industries Ltd.	800	10,822

		799,117

Industrial Conglomerates – 0.1%
3M Co.	534	76,122
Danaher Corp.	801	62,823
General Electric Co.	2,622	70,243
Hopewell Holdings Ltd.	3,000	10,462
Hutchison Whampoa Ltd.	1,000	13,413
Keppel Corp., Ltd.	1,000	8,478
Koninklijke Philips NV	714	22,548
NWS Holdings Ltd.	6,000	10,457
Roper Industries, Inc.	413	58,514
SembCorp Industries Ltd.	3,000	12,946
Siemens AG	178	23,657
Smiths Group PLC	1,174	26,037
Toshiba Corp.	3,000	12,365

		408,065

Machinery – 0.7%
AGCO Corp.	969	52,287
Alfa Laval AB	900	23,601
Amada Co., Ltd.	1,000	9,502
Andritz AG	368	21,919

16	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Atlas Copco AB – Class A	779	$22,871
Atlas Copco AB – Class B	773	21,345
Caterpillar, Inc.	577	58,987
CNH Industrial NV	1,630	17,858
Cummins, Inc.	348	53,220
Deere & Co.	806	73,483
Dover Corp.	638	55,621
FANUC Corp.	100	17,093
Flowserve Corp.	678	49,996
GEA Group AG	413	17,784
Hino Motors Ltd.	900	11,427
Hitachi Construction Machinery Co., Ltd.	500	9,302
IHI Corp.	3,000	12,661
Illinois Tool Works, Inc.	792	68,548
IMI PLC	619	16,594
Ingersoll-Rand PLC	856	51,206
Japan Steel Works Ltd. (The)	2,000	7,913
Joy Global, Inc.	660	37,719
JTEKT Corp.	800	12,300
Kawasaki Heavy Industries Ltd.	3,000	11,352
Komatsu Ltd.	500	10,895
Kone Oyj – Class B	467	19,241
Kubota Corp.	1,000	13,744
Kurita Water Industries Ltd.	500	10,880
Makita Corp.	200	10,961
MAN SE	638	79,696
Melrose Industries PLC	2,911	13,674
Metso Oyj	510	19,828
Mitsubishi Heavy Industries Ltd.	2,000	11,713
Nabtesco Corp.	500	10,879
NSK Ltd.	1,000	12,178
PACCAR, Inc.	792	50,181
Pall Corp.	547	46,353
Parker Hannifin Corp.	429	53,724
Pentair Ltd.	674	50,307
Sandvik AB	1,582	22,551
Schindler Holding AG	199	30,756
Schindler Holding AG (REG)	142	21,713
SembCorp Marine Ltd.	4,000	13,146
SGSB Group Co., Ltd.(c)	707,145	394,587
Shanghai Diesel Engine Co., Ltd.	543,824	375,238
Shanghai Highly Group Co., Ltd.	634,968	346,844
Shanghai Shibei Hi-Tech Co., Ltd. – Class B(d)(e)	289,353	167,535
SKF AB – Class B	947	24,294
SPX Corp.	426	44,577
Stanley Black & Decker, Inc.	657	57,422
Sulzer AG	143	21,744
Sumitomo Heavy Industries Ltd.	2,000	8,919

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	17

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

THK Co., Ltd.	500	$11,094
Vallourec SA	332	18,065
Volvo AB – Class B	1,500	21,836
Wartsila Oyj Abp	271	14,637
Weir Group PLC (The)	637	27,983
Xylem, Inc./NY	1,253	46,737
Zardoya Otis SA(c)	1,222	22,057

		2,840,578

Marine – 0.1%
AP Moeller – Maersk A/S – Class A	10	24,829
AP Moeller – Maersk A/S – Class B	10	26,168
Mitsui OSK Lines Ltd.	3,000	10,816
Nippon Yusen KK	3,000	8,881
Tianjin Marine Shipping Co., Ltd. – Class B(c)	1,234,572	338,553

		409,247

Professional Services – 0.1%
Adecco SA(c)	262	21,889
ALS Ltd./Queensland	1,557	13,009
Bureau Veritas SA	847	25,543
Capita PLC	1,448	26,892
Dun & Bradstreet Corp. (The)	476	49,147
Equifax, Inc.	980	69,374
Experian PLC	1,275	22,177
IHS, Inc. – Class A(c)	423	53,260
Intertek Group PLC	572	27,982
Manpowergroup, Inc.	529	43,367
Nielsen NV	1,114	53,762
Randstad Holding NV	345	20,084
Robert Half International, Inc.	1,149	52,383
Seek Ltd.	736	11,625
SGS SA	11	27,611
Towers Watson & Co. – Class A	365	41,066
Verisk Analytics, Inc. – Class A(c)	955	56,527

		615,698

Road & Rail – 0.3%
Asciano Ltd.	2,713	14,167
Aurizon Holdings Ltd.	3,924	18,072
Canadian National Railway Co.	1,229	74,536
Canadian Pacific Railway Ltd.	331	55,400
Central Japan Railway Co.	84	11,170
ComfortDelGro Corp., Ltd.	6,000	11,156
CSX Corp.	1,972	57,977
Dazhong Transportation Group Co., Ltd.	614,307	384,556
DSV A/S	876	29,243
East Japan Railway Co.	200	15,310
Hankyu Hanshin Holdings, Inc.	2,000	11,140
Hertz Global Holdings, Inc.(c)	1,125	33,210
JB Hunt Transport Services, Inc.	752	58,400

18	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Kansas City Southern	485	$52,147
Keikyu Corp.	1,000	8,058
Keio Corp.	2,000	14,539
Keisei Electric Railway Co., Ltd.	1,000	9,285
Kintetsu Corp.	3,000	10,552
MTR Corp., Ltd.	6,000	22,655
Nippon Express Co., Ltd.	3,000	14,778
Norfolk Southern Corp.	670	67,503
Odakyu Electric Railway Co., Ltd.	1,000	9,022
Shanghai Jinjiang International Industrial Investment Co., Ltd.	419,182	373,910
Tobu Railway Co., Ltd.	2,000	9,980
Tokyu Corp.	2,000	13,696
Union Pacific Corp.	359	71,538
West Japan Railway Co.	418	17,826

		1,469,826

Trading Companies & Distributors – 0.2%
Brenntag AG	143	26,729
Bunzl PLC	1,240	34,757
Fastenal Co.	975	47,531
Finning International, Inc.	1,903	51,177
ITOCHU Corp.	1,200	14,246
Marubeni Corp.	2,000	13,703
Mitsubishi Corp.	700	13,874
Mitsui & Co., Ltd.	900	13,696
Noble Group Ltd.	11,000	12,162
Rexel SA	892	21,315
Shanghai Material Trading Co., Ltd. – Class B(c)	337,312	211,832
Shanghai Waigaoqiao Free Trade Zone Development Co., Ltd.	244,044	417,803
Sojitz Corp.	6,600	10,563
Sumitomo Corp.	1,000	13,143
Toyota Tsusho Corp.	400	10,653
Travis Perkins PLC	1,105	31,209
Wolseley PLC	471	26,284
WW Grainger, Inc.	223	57,616

		1,028,293

Transportation Infrastructure – 0.1%
Abertis Infraestructuras SA	996	21,834
Aeroports de Paris	229	29,817
Atlantia SpA	849	23,601
Auckland International Airport Ltd.	3,235	10,611
Fraport AG Frankfurt Airport Services Worldwide	343	26,347
Groupe Eurotunnel SA	1,621	21,436
Kamigumi Co., Ltd.	1,000	9,041
Mitsubishi Logistics Corp.	1,000	14,471

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	19

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Shenzhen Chiwan Wharf Holdings Ltd. – Class B	246,207	$357,555
Sydney Airport	2,773	11,343
Transurban Group	1,641	11,361

		537,417

		11,502,900

Consumer Discretionary – 2.4%
Auto Components – 0.3%
Aisin Seiki Co., Ltd.	400	14,614
Autoliv, Inc.	426	45,156
BorgWarner, Inc.	606	38,111
Bridgestone Corp.	500	18,162
Cie Generale des Etablissements Michelin – Class B	265	32,633
Continental AG	130	30,741
Delphi Automotive PLC	571	39,433
Denso Corp.	300	13,818
Double Coin Holdings Ltd. – Class B	377,472	270,270
GKN PLC	5,015	33,046
Johnson Controls, Inc.	916	44,298
Koito Manufacturing Co., Ltd.	700	16,721
Magna International, Inc. (Toronto) – Class A	414	42,358
NGK Spark Plug Co., Ltd.	1,000	27,692
NHK Spring Co., Ltd.	1,700	15,858
NOK Corp.	900	16,623
Nokian Renkaat Oyj	626	26,566
Pirelli & C. SpA	1,694	28,549
Stanley Electric Co., Ltd.	700	16,714
Sumitomo Rubber Industries Ltd.	1,100	16,409
Toyoda Gosei Co., Ltd.	800	15,956
Toyota Boshoku Corp.	1,400	15,649
Toyota Industries Corp.	300	14,025
TRW Automotive Holdings Corp.(c)	523	44,387
Valeo SA	188	25,256
Weifu High-Technology Group Co., Ltd. – Class B	61,383	188,944
Yokohama Rubber Co., Ltd. (The)	2,000	17,799

		1,109,788

Automobiles – 0.2%
Bayerische Motoren Werke AG	288	36,159
Bayerische Motoren Werke AG (Preference Shares)	332	32,056
Daihatsu Motor Co., Ltd.	800	13,867
Daimler AG	357	33,916
Fiat SpA(c)	2,063	21,610
Ford Motor Co.	2,868	47,150
Fuji Heavy Industries Ltd.	600	16,001
General Motors Co.	1,082	37,415

20	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Harley-Davidson, Inc.	580	$41,319
Honda Motor Co., Ltd.	600	21,063
Isuzu Motors Ltd.	2,000	12,279
Mazda Motor Corp.	3,000	13,073
Mitsubishi Motors Corp.	1,400	14,320
Nissan Motor Co., Ltd.	1,800	16,245
Peugeot SA(c)	2,505	35,501
Porsche Automobil Holding SE (Preference Shares)	280	29,927
Renault SA	267	25,108
Suzuki Motor Corp.	500	14,941
Tesla Motors, Inc.(c)(f)	186	38,645
Toyota Motor Corp.	300	16,991
Volkswagen AG	126	33,218
Volkswagen AG (Preference Shares)	137	36,481
Yamaha Motor Co., Ltd.	900	14,246

		601,531

Distributors – 0.0%
Genuine Parts Co.	538	46,446
LKQ Corp.(c)	983	27,268

		73,714

Diversified Consumer Services – 0.0%
Benesse Holdings, Inc.	400	16,792
Gree, Inc.	1,700	15,585
H&R Block, Inc.	1,078	32,103

		64,480

Hotels, Restaurants & Leisure – 0.4%
Accor SA	632	33,457
Carnival Corp.	1,001	40,070
Carnival PLC	752	30,597
Chipotle Mexican Grill, Inc. – Class A(c)	63	34,467
Compass Group PLC	2,528	42,241
Crown Resorts Ltd.	970	14,708
Darden Restaurants, Inc.	843	42,251
Echo Entertainment Group Ltd.	5,655	14,979
Flight Centre Travel Group Ltd.	342	15,876
Galaxy Entertainment Group Ltd.	1,000	8,026
Genting Singapore PLC	13,000	13,949
Huangshan Tourism Development Co., Ltd.	210,800	258,652
InterContinental Hotels Group PLC	895	35,473
International Game Technology	2,539	31,864
Las Vegas Sands Corp.	356	27,241
Marriott International, Inc./DE – Class A	848	52,254
McDonald’s Corp.	682	69,175
McDonald’s Holdings Co. Japan Ltd.	500	14,152
MGM China Holdings Ltd.	3,600	12,545
MGM Resorts International(c)	1,105	28,454
OPAP SA	1,775	30,186

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	21

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Oriental Land Co., Ltd./Japan	100	$16,690
Royal Caribbean Cruises Ltd.	674	37,265
Sands China Ltd.	1,600	11,702
Shanghai Jinjiang International Hotels Development Co., Ltd.	224,443	314,155
Shangri-La Asia Ltd.	8,000	12,685
SJM Holdings Ltd.	5,000	14,322
Sodexo	345	37,108
Starbucks Corp.	687	50,316
Starwood Hotels & Resorts Worldwide, Inc.	530	42,321
TABCORP Holdings Ltd.	5,841	18,941
Tatts Group Ltd.	4,995	14,148
Tim Hortons, Inc.	1,009	54,642
TUI Travel PLC	5,089	35,029
Whitbread PLC	628	44,092
William Hill PLC	4,951	29,539
Wyndham Worldwide Corp.	602	44,506
Wynn Macau Ltd.	3,600	14,970
Wynn Resorts Ltd.	130	27,946
Yum! Brands, Inc.	559	43,216

		1,714,210

Household Durables – 0.2%
Casio Computer Co., Ltd.	1,000	13,402
DR Horton, Inc.	1,344	31,826
Electrolux AB – Class B	1,224	30,847
Garmin Ltd.(f)	656	38,645
Husqvarna AB – Class B	3,893	30,528
Iida Group Holdings Co., Ltd.	900	13,613
Konka Group Co., Ltd. – Class B	980,059	348,010
Leggett & Platt, Inc.	1,259	42,705
Lennar Corp. – Class A	800	32,720
Mohawk Industries, Inc.(c)	255	34,593
Newell Rubbermaid, Inc.	1,605	46,994
Nikon Corp.	1,100	17,503
Panasonic Corp.	1,200	12,948
Persimmon PLC(c)	1,425	31,981
PulteGroup, Inc.	1,690	33,056
Rinnai Corp.	200	17,596
Sekisui Chemical Co., Ltd.	1,000	10,889
Sekisui House Ltd.	1,400	18,502
Sharp Corp./Japan(c)	4,000	11,404
Sony Corp.	800	12,906
Toll Brothers, Inc.(c)	917	33,214
Whirlpool Corp.	245	35,170

		899,052

Internet & Catalog Retail – 0.1%
Amazon.com, Inc.(c)	108	33,755
ASOS PLC(c)	482	36,724

22	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Expedia, Inc.	391	$28,660
Liberty Interactive Corp. – Class A(c)	1,152	33,558
NetFlix, Inc.(c)	61	25,488
Priceline Group, Inc. (The)(c)	29	37,080
Rakuten, Inc.	1,199	15,620
TripAdvisor, Inc.(c)	268	26,042

		236,927

Leisure Equipment & Products – 0.1%
Hasbro, Inc.	926	49,726
Jinshan Development & Construction Co., Ltd. – Class B(c)	465,149	279,181
Mattel, Inc.	1,149	44,616
Namco Bandai Holdings, Inc.	700	15,346
Polaris Industries, Inc.	276	35,582
Sankyo Co., Ltd.	400	14,928
Sega Sammy Holdings, Inc.	800	15,461
Shimano, Inc.	100	10,343
Yamaha Corp.	900	14,100

		479,283

Media – 0.4%
Axel Springer SE	650	41,912
British Sky Broadcasting Group PLC	2,438	36,064
Cablevision Systems Corp. – Class A	1,907	33,620
CBS Corp. – Class B	537	32,011
Charter Communications, Inc. – Class A(c)	276	39,507
Comcast Corp. – Class A	988	51,574
Comcast Corp. – Special Class A	999	51,788
Dentsu, Inc.	400	15,881
DIRECTV(c)	373	30,750
Discovery Communications, Inc. – Class A(c)	555	42,713
Discovery Communications, Inc. – Class C(c)	585	43,846
DISH Network Corp. – Class A(c)	386	22,643
Eutelsat Communications SA	1,106	38,723
Hakuhodo DY Holdings, Inc.	1,600	14,534
Interpublic Group of Cos., Inc. (The)	1,667	31,873
ITV PLC	11,211	34,244
JCDecaux SA	763	30,388
Kabel Deutschland Holding AG	234	33,301
Lagardere SCA	1,036	36,095
Liberty Global PLC – Class A(c)	803	36,151
Liberty Global PLC – Series C(c)	830	35,524
Liberty Media Corp. – Class A(c)	304	38,647
News Corp. – Class A(c)	2,485	42,394
Omnicom Group, Inc.	594	42,263
Pearson PLC	2,107	41,357
ProSiebenSat.1 Media AG	633	28,847
Publicis Groupe SA	385	33,242
REA Group Ltd.	342	14,512

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	23

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Reed Elsevier NV	2,056	$45,989
Reed Elsevier PLC	2,800	44,686
Rtl Group(c)	271	31,620
RTL Group SA	30	3,478
Scripps Networks Interactive, Inc. – Class A	519	39,683
SES SA	862	31,315
Shaw Communications, Inc. – Class B	1,913	47,618
Singapore Press Holdings Ltd.	4,000	13,082
Sirius XM Holdings, Inc.(c)	11,383	37,336
Sky Deutschland AG(c)	2,189	20,441
Telenet Group Holding NV(c)	457	27,384
Thomson Reuters Corp.	1,402	48,604
Time Warner Cable, Inc. – Class A	377	53,217
Time Warner, Inc.	691	48,252
Toho Co., Ltd./Tokyo	700	15,075
Twenty-First Century Fox, Inc. – Class A	1,200	42,492
Twenty-First Century Fox, Inc. – Class B	1,087	37,458
Viacom, Inc. – Class B	524	44,713
Walt Disney Co. (The)	570	47,886
Wolters Kluwer NV	1,437	43,016
WPP PLC	1,573	34,018

		1,731,767

Multiline Retail – 0.1%
Canadian Tire Corp., Ltd. – Class A	362	34,918
Dollar General Corp.(c)	838	45,068
Dollar Tree, Inc.(c)	832	44,121
Dollarama, Inc.	422	35,599
Don Quijote Holdings Co., Ltd.	200	11,838
Family Dollar Stores, Inc.	634	37,152
Harvey Norman Holdings Ltd.	5,738	17,134
Isetan Mitsukoshi Holdings Ltd.	1,100	14,457
J Front Retailing Co., Ltd.	2,000	14,438
Kohl’s Corp.	745	40,558
Macy’s, Inc.	673	40,306
Marks & Spencer Group PLC	4,075	30,765
Marui Group Co., Ltd.	1,200	11,385
Next PLC	297	33,150
Nordstrom, Inc.	601	40,904
Sears Holdings Corp.(c)(f)	300	12,616
Takashimaya Co., Ltd.	1,000	9,865
Target Corp.	834	47,338

		521,612

Specialty Retail – 0.2%
ABC-Mart, Inc.	300	15,366
Advance Auto Parts, Inc.	301	37,375
AutoZone, Inc.(c)	85	45,263
Bed Bath & Beyond, Inc.(c)	629	38,275
Best Buy Co., Inc.	962	26,609

24	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

CarMax, Inc.(c)	811	$35,935
Dick’s Sporting Goods, Inc.	668	29,693
Folli Follie SA(c)	986	38,709
GameStop Corp. – Class A	546	20,666
Gap, Inc. (The)	866	35,705
Hennes & Mauritz AB – Class B	1,032	43,639
Home Depot, Inc. (The)	629	50,465
Inditex SA	241	34,999
JUMBO SA(c)	2,290	34,150
Kingfisher PLC	5,194	34,208
L Brands, Inc.	662	37,992
Lowe’s Cos., Inc.	843	39,688
Nitori Holdings Co., Ltd.	300	14,760
O’Reilly Automotive, Inc.(c)	291	43,053
PetSmart, Inc.	671	38,562
Ross Stores, Inc.	653	44,698
Sanrio Co., Ltd.	500	13,515
Shimamura Co., Ltd.	100	9,696
Staples, Inc.	1,815	20,419
Tiffany & Co.	422	41,951
TJX Cos., Inc. (The)	788	42,907
Tractor Supply Co.	596	38,752
Ulta Salon Cosmetics & Fragrance, Inc.(c)	260	22,074
Urban Outfitters, Inc.(c)	889	29,799
USS Co., Ltd.	900	14,774
Yamada Denki Co., Ltd.	3,400	12,578

		986,275

Textiles, Apparel & Luxury Goods – 0.4%
Adidas AG	357	38,346
Asics Corp.	700	15,166
Burberry Group PLC	1,230	31,626
Christian Dior SA	152	31,805
Cie Financiere Richemont SA	345	36,403
Coach, Inc.	842	34,278
Fossil Group, Inc.(c)	300	31,428
Gildan Activewear, Inc.	767	41,756
Hugo Boss AG	276	39,254
Kering	151	33,358
Lao Feng Xiang Co., Ltd.	156,703	387,100
Li & Fung Ltd.	12,000	17,371
Lululemon Athletica, Inc.(c)(f)	506	22,583
Luthai Textile Co., Ltd. – Class B	63,280	84,151
Luxottica Group SpA	574	32,791
LVMH Moet Hennessy Louis Vuitton SA	187	37,198
Michael Kors Holdings Ltd.(c)	382	36,053
NIKE, Inc. – Class B	608	46,761
PVH Corp.	281	36,988
Ralph Lauren Corp.	315	48,346

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	25

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Shanghai Haixin Group Co. – Class B(c)	791,737	$357,206
Swatch Group AG (The)	60	35,480
Swatch Group AG (The) (REG)	337	37,018
Under Armour, Inc. – Class A(c)	550	27,934
VF Corp.	665	41,908
Yue Yuen Industrial Holdings Ltd.	5,000	15,477

		1,597,785

		10,016,424

Consumer Staples – 2.3%
Beverages – 0.5%
Anheuser-Busch InBev NV	471	51,719
Anhui Gujing Distillery Co., Ltd. – Class B	171,226	315,198
Asahi Group Holdings Ltd.	1,400	39,616
Brown-Forman Corp. – Class B	1,000	92,670
Carlsberg A/S – Class B	554	57,791
Coca-Cola Amatil Ltd.	6,051	53,407
Coca-Cola Co. (The)	3,554	145,394
Coca-Cola Enterprises, Inc.	2,278	103,968
Coca-Cola HBC AG(c)	2,009	46,214
Coca-Cola West Co., Ltd.	2,500	41,820
Constellation Brands, Inc. – Class A(c)	959	80,681
Diageo PLC	1,953	62,883
Dr Pepper Snapple Group, Inc.	1,974	113,900
Heineken Holding NV	793	52,353
Heineken NV	862	60,795
Kirin Holdings Co., Ltd.	3,100	44,014
Molson Coors Brewing Co. – Class B	1,745	114,699
Monster Beverage Corp.(c)	886	61,471
PepsiCo, Inc.	1,634	144,331
Pernod Ricard SA	454	55,671
Remy Cointreau SA	450	41,712
SABMiller PLC (London)	909	50,530
Suntory Beverage & Food Ltd.	1,200	45,842
Treasury Wine Estates Ltd.	9,102	44,213
Yantai Changyu Pioneer Wine Co., Ltd. – Class B	154,514	322,263

		2,243,155

Food & Staples Retailing – 0.5%
Aeon Co., Ltd.	3,400	41,155
Alimentation Couche Tard, Inc. – Class B	3,586	97,364
Carrefour SA	1,138	41,367
Casino Guichard Perrachon SA	381	49,075
Colruyt SA	937	52,510
Costco Wholesale Corp.	1,104	128,086
CVS Caremark Corp.	1,502	117,637
Delhaize Group SA	541	38,512
Distribuidora Internacional de Alimentacion SA	4,812	44,493

26	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Empire Co., Ltd. – Class A	1,566	$94,584
FamilyMart Co., Ltd.	900	38,687
George Weston Ltd.	1,292	94,133
J Sainsbury PLC	7,812	45,364
Jeronimo Martins SGPS SA	3,097	52,890
Koninklijke Ahold NV	3,105	56,464
Kroger Co. (The)	2,004	95,671
Lawson, Inc.	600	43,208
Loblaw Cos., Ltd.	2,247	94,704
Metcash Ltd.	14,620	38,777
Metro AG(c)	1,050	43,938
Metro, Inc.	1,577	97,401
Olam International Ltd.	23,000	42,943
Safeway, Inc.	519	17,822
Seven & I Holdings Co., Ltd.	1,000	40,163
Sysco Corp.	3,898	146,292
Tesco PLC	11,050	56,258
Wal-Mart Stores, Inc.	2,015	154,692
Walgreen Co.	1,196	86,004
Wesfarmers Ltd.	1,657	66,946
Whole Foods Market, Inc.	1,807	69,100
WM Morrison Supermarkets PLC	12,370	41,910
Woolworths Ltd.	2,046	71,562

		2,199,712

Food Products – 0.8%
Ajinomoto Co., Inc.	3,000	46,979
Archer-Daniels-Midland Co.	2,431	109,249
Aryzta AG(c)	578	53,956
Associated British Foods PLC	1,132	57,316
Barry Callebaut AG(c)	42	55,567
Bunge Ltd.	1,414	109,882
Calbee, Inc.	1,600	45,155
Campbell Soup Co.	2,662	122,186
ConAgra Foods, Inc.	4,175	134,852
Danone SA	787	58,686
General Mills, Inc.	2,473	135,842
Golden Agri-Resources Ltd.	89,000	40,878
Hershey Co. (The)	1,312	127,710
Hormel Foods Corp.	1,952	96,058
JM Smucker Co. (The)	1,129	115,835
Kellogg Co.	1,964	135,477
Kerry Group PLC – Class A	696	52,988
Keurig Green Mountain, Inc.	423	47,706
Kikkoman Corp.	2,000	40,383
Kraft Foods Group, Inc.	2,457	146,093
Lindt & Spruengli AG	10	49,559
Lindt & Spruengli AG (REG)	1	59,464
McCormick & Co., Inc./MD	1,808	130,736

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	27

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Mead Johnson Nutrition Co. – Class A	993	$88,844
MEIJI Holdings Co., Ltd.	700	44,277
Mondelez International, Inc. – Class A	3,297	124,033
Nestle SA	1,113	87,384
Nippon Meat Packers, Inc.	2,000	39,045
Nisshin Seifun Group, Inc.	3,800	44,293
Nissin Foods Holdings Co., Ltd.	900	43,854
Orkla ASA	6,316	55,968
Saputo, Inc.	1,794	97,005
Shanghai Dajiang Food Group Co., Ltd. – Class B(c)	1,052,087	374,876
Suedzucker AG	1,898	38,564
Tate & Lyle PLC	5,283	61,359
Toyo Suisan Kaisha Ltd.	1,000	30,488
Tyson Foods, Inc. – Class A	2,009	85,302
Unilever NV	1,469	63,723
Unilever PLC	1,507	67,758
Wilmar International Ltd.	16,000	40,998
Yakult Honsha Co., Ltd.	900	45,313
Yamazaki Baking Co., Ltd.	4,000	47,310

		3,452,951

Household Products – 0.3%
Church & Dwight Co., Inc.	1,884	130,429
Clorox Co. (The)	1,651	147,963
Colgate-Palmolive Co.	2,087	142,751
Energizer Holdings, Inc.	780	90,480
Henkel AG & Co. KGaA	523	53,054
Henkel AG & Co. KGaA (Preference Shares)	526	60,761
Kimberly-Clark Corp.	1,328	149,201
Procter & Gamble Co. (The)	1,720	138,959
Reckitt Benckiser Group PLC	749	64,116
Svenska Cellulosa AB SCA – Class B	1,879	52,316
Unicharm Corp.	600	36,466

		1,066,496

Personal Products – 0.1%
Avon Products, Inc.	4,790	68,449
Beiersdorf AG	591	59,723
Estee Lauder Cos., Inc. (The) – Class A	1,444	110,639
Herbalife Ltd.(f)	418	27,099
Kao Corp.	1,000	39,687
L’Oreal SA	337	58,827
Shiseido Co., Ltd.	2,100	35,443

		399,867

Tobacco – 0.1%
Altria Group, Inc.	3,427	142,426
British American Tobacco PLC	1,064	64,426
Imperial Tobacco Group PLC	1,320	59,608
Japan Tobacco, Inc.	1,199	40,728

28	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Lorillard, Inc.	1,110	$69,009
Philip Morris International, Inc.	1,558	137,945
Reynolds American, Inc.	1,296	77,281
Swedish Match AB	1,356	47,424

		638,847

		10,001,028

Materials – 2.1%
Chemicals – 1.1%
Agrium, Inc. (Toronto)	1,147	102,990
Air Liquide SA	451	65,676
Air Products & Chemicals, Inc.	700	83,979
Air Water, Inc.	2,000	31,041
Airgas, Inc.	1,018	108,234
Akzo Nobel NV	662	49,619
Albemarle Corp.	1,432	99,080
Arkema SA	416	42,575
Asahi Kasei Corp.	4,000	30,018
Ashland, Inc.	773	79,619
BASF SE	499	57,507
Celanese Corp. – Series A	1,359	85,209
CF Industries Holdings, Inc.	287	69,830
Croda International PLC	1,119	49,443
Daicel Corp.	3,000	27,451
Danhua Chemical Technology Co., Ltd. – Class B(c)	432,597	170,876
Dow Chemical Co. (The)	1,621	84,486
Eastman Chemical Co.	1,002	88,436
Ecolab, Inc.	1,026	112,029
EI du Pont de Nemours & Co.	1,612	111,728
EMS-Chemie Holding AG (REG)	149	55,954
FMC Corp.	1,151	88,121
Fuchs Petrolub SE (Preference Shares)	509	48,281
Givaudan SA(c)	40	65,674
Hitachi Chemical Co., Ltd.	1,400	21,808
Hubei Sanonda Co., Ltd. – Class B	345,171	355,890
Incitec Pivot Ltd.	9,480	24,307
International Flavors & Fragrances, Inc.	988	98,069
Israel Chemicals Ltd.	5,366	47,359
Israel Corp., Ltd. (The)(c)	80	46,692
Johnson Matthey PLC	1,089	58,690
JSR Corp.	1,400	23,636
K&S AG	1,166	40,581
Kaneka Corp.	4,000	25,084
Kansai Paint Co., Ltd.	2,000	31,579
Koninklijke DSM NV	923	66,610
Kuraray Co., Ltd.	2,000	24,113
Lanxess AG	599	42,601
Linde AG	330	68,991

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	29

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

LyondellBasell Industries NV – Class A	905	$90,111
Methanex Corp.	957	54,898
Mitsubishi Chemical Holdings Corp.	6,000	24,935
Mitsubishi Gas Chemical Co., Inc.	4,000	23,515
Mitsui Chemicals, Inc.(c)	7,000	17,483
Monsanto Co.	759	92,484
Mosaic Co. (The)	1,835	91,732
Nippon Paint Co., Ltd.	2,000	32,105
Nitto Denko Corp.	500	23,179
Novozymes A/S – Class B	892	43,724
Orica Ltd.	1,379	25,278
Potash Corp. of Saskatchewan, Inc.	2,439	88,513
PPG Industries, Inc.	438	88,305
Praxair, Inc.	947	125,231
Shanghai Chlor-Alkali Chemical Co., Ltd. – Class B(c)	581,516	265,753
Sherwin-Williams Co. (The)	435	89,005
Shin-Etsu Chemical Co., Ltd.	400	23,902
Showa Denko KK	17,000	21,805
Sigma-Aldrich Corp.	1,259	124,049
Sika AG	12	47,631
Solvay SA	340	55,006
Sumitomo Chemical Co., Ltd.	5,000	18,635
Syngenta AG	170	65,434
Taiyo Nippon Sanso Corp.	3,000	26,414
Teijin Ltd.	10,000	22,802
Toray Industries, Inc.	5,000	31,980
Ube Industries Ltd./Japan	14,000	23,086
Umicore SA	1,254	60,298
Yara International ASA	1,122	51,240

		4,532,399

Construction Materials – 0.2%
Boral Ltd.	5,358	26,494
CRH PLC	1,600	43,945
CSG Holding Co., Ltd. – Class B	326,515	227,842
Fletcher Building Ltd.	2,795	21,272
HeidelbergCement AG	531	45,777
Holcim Ltd.(c)	643	56,446
Imerys SA	595	49,883
James Hardie Industries PLC	1,753	23,459
Lafarge SA	511	44,153
Martin Marietta Materials, Inc.(f)	467	57,347
Shanghai Yaohua Pilkington Glass Group Co., Ltd.(d)(e)	470,968	296,239
Taiheiyo Cement Corp.	6,000	22,746
Titan Cement Co. SA(c)	1,686	51,044
Vulcan Materials Co.	988	60,238

		1,026,885

30	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Containers & Packaging – 0.2%
Amcor Ltd./Australia	2,246	$22,222
Avery Dennison Corp.	1,747	88,573
Ball Corp.	1,747	105,449
Crown Holdings, Inc.(c)	1,855	90,617
MeadWestvaco Corp.	2,428	98,528
Owens-Illinois, Inc.(c)	2,266	75,299
Rexam PLC(c)	7,453	66,469
Rock-Tenn Co. – Class A	762	76,985
Sealed Air Corp.	2,124	69,943
Toyo Seikan Group Holdings Ltd.	1,100	16,294

		710,379

Metals & Mining – 0.4%
Agnico Eagle Mines Ltd.	1,561	47,494
Alcoa, Inc.	4,764	64,838
Alumina Ltd.(c)	14,943	19,974
Anglo American PLC	1,388	33,958
Antofagasta PLC	2,623	34,720
ArcelorMittal (Euronext Amsterdam)	2,635	40,105
Barrick Gold Corp.	3,956	64,212
BHP Billiton Ltd.	894	30,414
BHP Billiton PLC	1,000	31,353
Boliden AB	3,619	50,373
Daido Steel Co., Ltd.	4,000	19,766
Eldorado Gold Corp.	7,960	45,662
First Quantum Minerals Ltd.	3,613	76,205
Fortescue Metals Group Ltd.	3,737	15,397
Franco-Nevada Corp.	1,286	59,669
Freeport-McMoRan Copper & Gold, Inc.	2,147	73,105
Fresnillo PLC	3,351	45,443
Glencore PLC(c)	8,565	46,514
Goldcorp, Inc.	2,709	63,759
Hitachi Metals Ltd.	2,000	28,457
Iluka Resources Ltd.	2,699	21,909
JFE Holdings, Inc.	1,200	22,896
Kinross Gold Corp.(c)	19,147	72,046
Kobe Steel Ltd.	15,000	20,887
Maruichi Steel Tube Ltd.	900	22,180
Mitsubishi Materials Corp.	6,000	18,440
New Gold, Inc.(c)	7,110	38,097
Newcrest Mining Ltd.(c)	1,587	14,441
Newmont Mining Corp.	2,759	63,154
Nippon Steel & Sumitomo Metal Corp.	7,000	19,846
Norsk Hydro ASA	8,730	47,505
Nucor Corp.	1,701	86,122
Randgold Resources Ltd.	437	32,218
Rio Tinto Ltd.	492	27,219
Rio Tinto PLC	484	24,822

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	31

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Silver Wheaton Corp.	2,978	$61,851
Southern Copper Corp.	2,493	74,092
Sumitomo Metal Mining Co., Ltd.	1,000	15,208
Teck Resources Ltd. – Class B	2,666	59,427
ThyssenKrupp AG(c)	1,400	42,104
Turquoise Hill Resources Ltd.(c)	19,701	70,134
Voestalpine AG	860	39,837
Yamana Gold, Inc.	7,113	53,070
Yamato Kogyo Co., Ltd.	800	22,724

		1,861,647

Paper & Forest Products – 0.2%
International Paper Co.	2,189	104,262
OJI Holdings Corp.	5,000	21,190
Shandong Chenming Paper Holdings Ltd. – Class B	800,851	389,585
Stora Enso Oyj – Class R	4,524	46,409
UPM-Kymmene Oyj	2,489	43,863

		605,309

		8,736,619

Financials – 2.0%
Capital Markets – 0.2%
3i Group PLC	3,716	26,932
Aberdeen Asset Management PLC	1,844	13,781
Affiliated Managers Group, Inc.(c)	136	25,650
Ameriprise Financial, Inc.	291	32,769
Bank of New York Mellon Corp. (The)	975	33,696
BlackRock, Inc. – Class A	114	34,758
Charles Schwab Corp. (The)	1,115	28,109
CI Financial Corp.	1,161	37,219
Credit Suisse Group AG(c)	648	19,245
Daiwa Securities Group, Inc.	1,000	8,123
Deutsche Bank AG (REG)	442	17,901
Eaton Vance Corp.	697	25,893
Franklin Resources, Inc.	596	32,905
Goldman Sachs Group, Inc. (The)	237	37,875
Hargreaves Lansdown PLC	833	17,032
ICAP PLC	2,521	16,903
IGM Financial, Inc.	756	35,754
Invesco Ltd.	881	32,333
Investec PLC	2,034	17,674
Julius Baer Group Ltd.(c)	459	19,888
Legg Mason, Inc.	574	28,034
Macquarie Group Ltd.	187	10,481
Morgan Stanley	938	28,947
Nomura Holdings, Inc.	1,200	7,934
Northern Trust Corp.	600	36,240
Partners Group Holding AG	72	19,114
Raymond James Financial, Inc.	639	30,928

32	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

SBI Holdings, Inc./Japan	400	$4,595
Schroders PLC	508	22,054
SEI Investments Co.	875	28,814
State Street Corp.	502	32,765
T Rowe Price Group, Inc.	438	35,710
TD Ameritrade Holding Corp.	867	26,305
UBS AG (REG)(c)	998	20,065

		846,426

Commercial Banks – 0.5%
Alpha Bank AE(c)	20,568	19,387
Aozora Bank Ltd.	3,000	9,219
Australia & New Zealand Banking Group Ltd.	471	14,715
Banca Monte dei Paschi di Siena SpA(c)	196	6,641
Banco Bilbao Vizcaya Argentaria SA	1,298	16,657
Banco de Sabadell SA	4,299	14,209
Banco Espirito Santo SA(c)	11,955	16,231
Banco Popolare SC(c)	643	12,419
Banco Popular Espanol SA	1,560	11,025
Banco Santander SA	1,636	16,752
Bank Hapoalim BM	2,983	17,425
Bank Leumi Le-Israel BM(c)	4,409	17,465
Bank of America Corp.	2,130	32,248
Bank of East Asia Ltd.	2,600	10,595
Bank of Ireland(c)	30,536	11,716
Bank of Kyoto Ltd. (The)	1,000	8,336
Bank of Montreal	747	52,551
Bank of Nova Scotia	821	52,722
Bank of Queensland Ltd.	1,178	13,182
Bank of Yokohama Ltd. (The)	2,000	11,198
Bankia SA(c)	5,081	10,339
Barclays PLC	3,973	16,436
BB&T Corp.	1,050	39,816
Bendigo and Adelaide Bank Ltd.	1,219	13,320
BNP Paribas SA	229	16,032
BOC Hong Kong Holdings Ltd.	4,500	13,506
CaixaBank SA	2,607	15,861
Canadian Imperial Bank of Commerce	604	53,287
Chiba Bank Ltd. (The)	2,000	13,055
Chugoku Bank Ltd. (The)	700	9,961
CIT Group, Inc.	839	37,319
Citigroup, Inc.	738	35,107
Comerica, Inc.	712	34,155
Commerzbank AG(c)	826	13,142
Commonwealth Bank of Australia	219	16,661
Credit Agricole SA	938	14,640
Danske Bank A/S	841	23,731
DBS Group Holdings Ltd.	1,000	13,482
DnB ASA	1,047	19,692

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	33

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Erste Group Bank AG	444	$15,437
Fifth Third Bancorp	1,643	33,994
First Republic Bank/CA	611	31,076
Fukuoka Financial Group, Inc.	2,000	8,711
Gunma Bank Ltd. (The)	2,000	10,528
Hachijuni Bank Ltd. (The)	2,000	11,023
Hang Seng Bank Ltd.	1,000	16,485
Hiroshima Bank Ltd. (The)	2,000	9,026
Hokuhoku Financial Group, Inc.	5,000	9,918
HSBC Holdings PLC	2,266	23,903
Intesa Sanpaolo SpA	4,351	14,590
Iyo Bank Ltd. (The)	1,100	10,368
Joyo Bank Ltd. (The)	2,000	9,874
JPMorgan Chase & Co.	699	38,843
KBC Groep NV(c)	225	13,404
KeyCorp	2,226	30,474
Lloyds Banking Group PLC(c)	12,059	15,719
M&T Bank Corp.	370	44,907
Mitsubishi UFJ Financial Group, Inc.	1,600	9,031
Mizrahi Tefahot Bank Ltd.	1,273	17,297
Mizuho Financial Group, Inc.	4,700	9,180
National Australia Bank Ltd.	447	13,960
National Bank of Canada	854	35,836
National Bank of Greece SA(c)	2,799	10,020
Natixis	2,245	15,306
Nishi-Nippon City Bank Ltd. (The)	5,000	10,763
Nordea Bank AB	1,607	23,737
Oversea-Chinese Banking Corp., Ltd.	1,000	7,775
Piraeus Bank SA(c)	7,760	19,124
PNC Financial Services Group, Inc. (The)	478	40,759
Raiffeisen Bank International AG	451	15,122
Regions Financial Corp.	2,697	27,482
Resona Holdings, Inc.	1,700	8,931
Royal Bank of Canada	762	52,454
Royal Bank of Scotland Group PLC(c)	3,019	17,560
Seven Bank Ltd.	2,700	10,069
Shinsei Bank Ltd.	5,000	10,494
Shizuoka Bank Ltd. (The)	1,000	9,428
Skandinaviska Enskilda Banken AB – Class A	1,574	21,401
Societe Generale SA	251	14,468
Standard Chartered PLC	928	20,894
Sumitomo Mitsui Financial Group, Inc.	200	8,116
Sumitomo Mitsui Trust Holdings, Inc.	2,000	8,119
SunTrust Banks, Inc.	938	35,944
Suruga Bank Ltd.	1,000	17,307
Svenska Handelsbanken AB – Class A	509	25,903
Swedbank AB – Class A	837	22,288
Toronto-Dominion Bank (The)	1,258	62,372
UniCredit SpA	1,570	13,707

34	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Unione di Banche Italiane SCpA	1,632	$15,046
United Overseas Bank Ltd.	1,000	18,002
US Bancorp/MN	1,012	42,696
Wells Fargo & Co.	850	43,163
Westpac Banking Corp.	462	14,810
Yamaguchi Financial Group, Inc.	1,000	9,568

		1,880,647

Consumer Finance – 0.0%
Acom Co., Ltd.(c)	2,600	10,004
AEON Financial Service Co., Ltd.	400	10,106
American Express Co.	428	39,162
Capital One Financial Corp.	504	39,760
Credit Saison Co., Ltd.	400	7,242
Discover Financial Services	612	36,188
Navient Corp.(c)	2,259	35,692

		178,154

Diversified Financial Services – 0.2%
ASX Ltd.	475	15,926
Berkshire Hathaway, Inc. – Class B(c)	402	51,593
CME Group, Inc./IL – Class A	508	36,576
Deutsche Boerse AG	265	20,242
Eurazeo SA	226	19,506
Exor SpA	435	18,694
First Pacific Co., Ltd./Hong Kong	8,000	9,062
Friends Life Group Ltd.	5,559	29,227
Groupe Bruxelles Lambert SA	290	30,195
Hong Kong Exchanges and Clearing Ltd.	600	11,211
Industrivarden AB – Class C	859	17,247
ING Groep NV(c)	1,093	15,329
IntercontinentalExchange Group, Inc.	176	34,566
Investment AB Kinnevik – Class B	355	14,092
Investor AB – Class B	640	25,161
Japan Exchange Group, Inc.	500	12,055
Leucadia National Corp.	1,509	38,706
London Stock Exchange Group PLC	603	19,803
McGraw Hill Financial, Inc.	439	35,897
Mitsubishi UFJ Lease & Finance Co., Ltd.	2,000	10,859
Moody’s Corp.	360	30,794
NASDAQ OMX Group, Inc. (The)	823	31,192
Onex Corp.	624	38,817
ORIX Corp.	400	6,398
Pargesa Holding SA	290	25,868
Singapore Exchange Ltd.	2,000	10,990
Wendel SA	129	19,480

		629,486

Insurance – 0.5%
ACE Ltd.	458	47,499
Admiral Group PLC	728	17,810

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	35

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Aegon NV	1,916	$16,648
Aflac, Inc.	671	41,085
Ageas	459	19,308
AIA Group Ltd.	2,200	11,045
Alleghany Corp.(c)	88	37,059
Allianz SE	141	23,953
Allstate Corp. (The)	802	46,724
American International Group, Inc.	645	34,875
AMP Ltd.	2,326	11,472
AON PLC	372	33,458
Arch Capital Group Ltd.(c)	634	36,094
Assicurazioni Generali SpA	840	19,038
Assurant, Inc.	459	31,125
Aviva PLC	1,976	17,387
Axis Capital Holdings Ltd.	897	41,253
Baloise Holding AG	196	23,550
Chubb Corp. (The)	563	52,168
Cincinnati Financial Corp.	821	40,245
CNP Assurances	847	18,276
Dai-ichi Life Insurance Co., Ltd. (The)	500	7,463
Delta Lloyd NV	735	17,857
Direct Line Insurance Group PLC	6,268	26,626
Everest Re Group Ltd.	256	40,965
Fairfax Financial Holdings Ltd.	77	34,677
Fidelity National Financial, Inc. – Class A	1,022	34,073
Gjensidige Forsikring ASA	913	16,861
Great-West Lifeco, Inc.	1,291	34,588
Hannover Rueck SE	279	24,825
Hartford Financial Services Group, Inc. (The)	922	31,947
Industrial Alliance Insurance & Financial Services, Inc.	911	34,976
Insurance Australia Group Ltd.	2,430	13,478
Intact Financial Corp.	541	35,724
Legal & General Group PLC	5,134	19,843
Lincoln National Corp.	534	25,611
Loews Corp.	956	41,232
Manulife Financial Corp.	1,595	29,199
Mapfre SA	3,662	14,965
Marsh & McLennan Cos., Inc.	869	43,685
MetLife, Inc.	596	30,354
MS&AD Insurance Group Holdings, Inc.	300	7,153
Muenchener Rueckversicherungs AG	112	24,849
NKSJ Holdings, Inc.	300	8,390
Old Mutual PLC	5,602	18,996
PartnerRe Ltd.	388	41,660
Power Corp. of Canada	1,293	34,796
Power Financial Corp.	1,139	34,297
Principal Financial Group, Inc.	701	32,786
Progressive Corp. (The)	1,529	38,271

36	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Prudential Financial, Inc.	372	$30,563
Prudential PLC	747	17,377
QBE Insurance Group Ltd.	819	8,687
RenaissanceRe Holdings Ltd.	476	49,585
RSA Insurance Group PLC	2,097	16,865
Sampo – Class A	437	22,055
SCOR SE	588	20,518
Sony Financial Holdings, Inc.	572	9,475
Standard Life PLC	2,840	19,068
Sun Life Financial, Inc.	860	29,108
Suncorp Group Ltd.	1,071	13,340
Swiss Life Holding AG(c)	88	21,165
Swiss Re AG(c)	312	27,765
T&D Holdings, Inc.	550	7,206
Tokio Marine Holdings, Inc.	300	9,535
Torchmark Corp.	458	37,066
Travelers Cos., Inc. (The)	564	52,706
Tryg A/S	321	30,633
UnipolSai SpA	5,347	18,413
Unum Group	983	33,333
Vienna Insurance Group AG Wiener Versicherung Gruppe	353	19,085
Willis Group Holdings PLC	862	36,152
WR Berkley Corp.	824	36,726
XL Group PLC	1,358	44,081
Zurich Insurance Group AG(c)	102	30,639

		2,061,365

Real Estate – 0.0%
Realogy Holdings Corp.(c)	735	27,327

Real Estate Investment Trusts (REITs) – 0.4%
American Capital Agency Corp.	1,720	40,816
American Realty Capital Properties, Inc.	2,733	33,917
American Tower Corp.	478	42,843
Annaly Capital Management, Inc.	3,474	40,958
Ascendas Real Estate Investment Trust	5,000	9,815
AvalonBay Communities, Inc.	357	50,637
Boston Properties, Inc.	366	44,169
British Land Co. PLC	2,178	26,134
Camden Property Trust	493	34,628
CapitaCommercial Trust	7,000	9,436
CapitaMall Trust	6,000	9,912
CFS Retail Property Trust Group	5,229	9,988
Corio NV	500	25,024
Crown Castle International Corp.	492	37,751
Dexus Property Group	9,429	9,801
Digital Realty Trust, Inc.(f)	488	28,060
Duke Realty Corp.	1,719	30,426

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	37

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Equity Residential	783	$48,389
Essex Property Trust, Inc.	198	35,830
Federal Realty Investment Trust	317	37,888
Federation Centres Ltd.	4,304	10,106
Fonciere Des Regions	284	28,427
Gecina SA	145	20,702
General Growth Properties, Inc.	1,798	42,846
Goodman Group	2,067	9,810
GPT Group	4,073	14,793
H&R Real Estate Investment Trust	1,657	35,668
Hammerson PLC	2,579	25,703
HCP, Inc.	933	38,953
Health Care REIT, Inc.	690	43,629
Host Hotels & Resorts, Inc.	1,743	38,468
ICADE	430	43,041
Intu Properties PLC	3,378	17,848
Japan Prime Realty Investment Corp.	3	10,799
Japan Real Estate Investment Corp.	2	11,722
Japan Retail Fund Investment Corp.	7	15,423
Kimco Realty Corp.	1,636	37,497
Klepierre	417	20,249
Land Securities Group PLC	1,376	24,665
Liberty Property Trust	944	36,542
Link REIT (The)	2,000	10,667
Macerich Co. (The)	601	39,690
Mirvac Group	5,927	10,001
Nippon Building Fund, Inc.	2	11,745
Nippon Prologis REIT, Inc.	4	8,774
Plum Creek Timber Co., Inc.	935	42,168
ProLogis, Inc.	850	35,284
Public Storage	273	47,060
Rayonier, Inc.	896	42,650
Realty Income Corp.(f)	914	39,576
Regency Centers Corp.	640	34,176
RioCan Real Estate Investment Trust (Toronto)	1,397	35,212
Segro PLC	2,862	17,745
Simon Property Group, Inc.	311	51,769
SL Green Realty Corp.	345	37,774
Stockland	4,033	14,661
UDR, Inc.	1,307	35,969
Unibail-Rodamco SE	86	24,050
United Urban Investment Corp.	6	9,618
Ventas, Inc.	606	40,481
Vornado Realty Trust	423	45,295
Washington Prime Group, Inc.(c)	156	3,093
Westfield Group	1,444	14,400
Westfield Retail Trust(c)	5,078	15,091
Weyerhaeuser Co.	1,192	37,453

		1,837,715

38	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Management & Development – 0.2%
Aeon Mall Co., Ltd.	400	$10,103
Brookfield Asset Management, Inc. – Class A	903	38,808
BUWOG AG(c)	247	4,630
CapitaLand Ltd.	4,000	10,185
CapitaMalls Asia Ltd.	5,000	9,392
CBRE Group, Inc. – Class A(c)	1,043	31,123
Cheung Kong Holdings Ltd.	1,000	17,900
City Developments Ltd.	1,000	8,264
Daito Trust Construction Co., Ltd.	100	10,860
Daiwa House Industry Co., Ltd.	1,000	18,797
Deutsche Wohnen AG	760	16,871
First Capital Realty, Inc.	2,100	36,139
Global Logistic Properties Ltd.	4,000	8,878
Hang Lung Properties Ltd.	3,000	9,557
Henderson Land Development Co., Ltd.	1,300	8,473
Hulic Co., Ltd.	700	9,212
Hysan Development Co., Ltd.	2,000	9,962
IMMOFINANZ AG(c)	3,447	12,254
Keppel Land Ltd.	3,000	8,334
Kerry Properties Ltd.	3,000	9,874
Lend Lease Group	806	10,080
New World Development Co., Ltd.	9,000	10,332
Nomura Real Estate Holdings, Inc.	500	9,664
NTT Urban Development Corp.	1,100	11,090
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd. – Class B	260,980	392,775
Sino Land Co., Ltd.	6,000	9,288
Sun Hung Kai Properties Ltd.	1,000	13,700
Swire Pacific Ltd. – Class A	1,000	11,900
Swire Properties Ltd.	3,400	10,587
Swiss Prime Site AG(c)	453	36,430
Tokyo Tatemono Co., Ltd.	1,000	9,182
Tokyu Fudosan Holdings Corp.	1,200	9,500
UOL Group Ltd.	2,000	10,531
Wharf Holdings Ltd.	1,000	7,112
Wheelock & Co., Ltd.	2,000	8,104

		849,891

Thrifts & Mortgage Finance – 0.0%
Hudson City Bancorp, Inc.	944	9,223
New York Community Bancorp, Inc.(f)	2,695	41,179
Ocwen Financial Corp.(c)	1,083	37,981
People’s United Financial, Inc.	2,353	33,813

		122,196

		8,433,207

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	39

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 2.0%
Biotechnology – 0.2%
Actelion Ltd. (REG)(c)	596	$59,313
Alexion Pharmaceuticals, Inc.(c)	251	41,746
Amgen, Inc.	669	77,597
Biogen Idec, Inc.(c)	174	55,571
BioMarin Pharmaceutical, Inc.(c)	633	36,689
Celgene Corp.(c)	378	57,845
CSL Ltd.	813	53,477
Gilead Sciences, Inc.(c)	689	55,954
Grifols SA	1,217	65,967
Pharmacyclics, Inc.(c)	648	57,562
Regeneron Pharmaceuticals, Inc.(c)	136	41,747
Vertex Pharmaceuticals, Inc.(c)	236	17,053

		620,521

Health Care Equipment & Supplies – 0.5%
Abbott Laboratories	2,437	97,504
Baxter International, Inc.	1,335	99,337
Becton Dickinson and Co.	953	112,168
Boston Scientific Corp.(c)	4,667	59,878
CareFusion Corp.(c)	1,699	72,938
Cochlear Ltd.	659	36,764
Coloplast A/S – Class B	899	77,665
Covidien PLC	1,391	101,696
CR Bard, Inc.	485	71,736
DENTSPLY International, Inc.	1,634	77,272
Edwards Lifesciences Corp.(c)	685	55,622
Elekta AB – Class B	4,708	60,979
Essilor International SA	833	87,567
Getinge AB – Class B	2,909	74,796
Hologic, Inc.(c)	2,479	60,587
Intuitive Surgical, Inc.(c)	129	47,696
Medtronic, Inc.	1,594	97,282
Olympus Corp.(c)	800	25,889
ResMed, Inc.(f)	1,249	62,525
Smith & Nephew PLC	6,541	114,683
Sonova Holding AG	553	84,437
St Jude Medical, Inc.	945	61,331
Stryker Corp.	1,149	97,079
Sysmex Corp.	1,100	38,741
Terumo Corp.	1,500	31,993
Varian Medical Systems, Inc.(c)	977	80,554
William Demant Holding A/S(c)	859	77,244
Zimmer Holdings, Inc.	904	94,332

		2,060,295

Health Care Providers & Services – 0.5%
Aetna, Inc.	1,064	82,513
Alfresa Holdings Corp.	600	36,383

40	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

AmerisourceBergen Corp. – Class A	1,153	$84,377
Cardinal Health, Inc.	1,214	85,745
Catamaran Corp.(c)	1,436	63,264
Celesio AG	1,448	51,581
China National Accord Medicines Corp. Ltd. – Class B	67,683	273,292
CIGNA Corp.	903	81,071
DaVita HealthCare Partners, Inc.(c)	1,432	101,085
Express Scripts Holding Co.(c)	1,186	84,763
Fresenius Medical Care AG & Co. KGaA	1,668	110,517
Fresenius SE & Co. KGaA	610	91,023
HCA Holdings, Inc.(c)	1,238	65,602
Henry Schein, Inc.(c)	636	76,097
Humana, Inc.	495	61,608
Laboratory Corp. of America Holdings(c)	832	85,347
McKesson Corp.	439	83,252
Medipal Holdings Corp.	2,700	38,043
Miraca Holdings, Inc.	800	37,763
Omnicare, Inc.	1,146	72,828
Patterson Cos., Inc.	2,158	84,507
Quest Diagnostics, Inc.	1,204	72,108
Ramsay Health Care Ltd.	857	37,825
Ryman Healthcare Ltd.	4,908	34,696
Sonic Healthcare Ltd.	2,653	43,789
Suzuken Co., Ltd./Aichi Japan	1,100	39,047
UnitedHealth Group, Inc.	1,090	86,797
Universal Health Services, Inc. – Class B	748	66,998
WellPoint, Inc.	742	80,403

		2,212,324

Health Care Technology – 0.0%
Cerner Corp.(c)	1,273	68,805
M3, Inc.	2,700	42,122

		110,927

Life Sciences Tools & Services – 0.1%
Agilent Technologies, Inc.	1,313	74,762
Illumina, Inc.(c)	260	41,145
Lonza Group AG(c)	751	80,776
Mettler-Toledo International, Inc.(c)	259	63,460
QIAGEN NV(c)	3,425	78,690
Thermo Fisher Scientific, Inc.	637	74,472
Waters Corp.(c)	695	69,611

		482,916

Pharmaceuticals – 0.7%
AbbVie, Inc.	1,300	70,629
Actavis PLC(c)	292	61,770
Allergan, Inc./United States	371	62,128
Astellas Pharma, Inc.	2,800	36,022
AstraZeneca PLC	873	63,073

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	41

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Bayer AG	607	$87,864
Bristol-Myers Squibb Co.	1,400	69,636
Chugai Pharmaceutical Co., Ltd.	1,300	34,930
Daiichi Sankyo Co., Ltd.	2,300	39,108
Dainippon Sumitomo Pharma Co., Ltd.	2,600	28,640
Eisai Co., Ltd.	1,200	49,278
Eli Lilly & Co.	1,344	80,452
Forest Laboratories, Inc.(c)	789	74,781
GlaxoSmithKline PLC	4,150	111,371
Hisamitsu Pharmaceutical Co., Inc.	900	36,666
Hospira, Inc.(c)	1,325	65,150
Johnson & Johnson	1,194	121,143
Kyowa Hakko Kirin Co., Ltd.	3,000	36,524
Merck & Co., Inc.	1,496	86,559
Merck KGaA	544	93,555
Mitsubishi Tanabe Pharma Corp.	2,600	37,918
Mylan, Inc./PA(c)	1,003	49,990
Novartis AG	1,363	122,635
Novo Nordisk A/S – Class B	2,033	86,078
Ono Pharmaceutical Co., Ltd.	500	38,489
Orion Oyj – Class B	2,489	78,491
Otsuka Holdings Co., Ltd.	1,300	36,810
Perrigo Co. PLC	402	55,556
Pfizer, Inc.	2,929	86,786
Roche Holding AG	365	107,585
Sanofi	890	95,153
Santen Pharmaceutical Co., Ltd.	700	37,819
Shanghai Shenqi Pharmaceutical Investment Management Co., Ltd. – Class B(c)	228,150	282,845
Shionogi & Co., Ltd.	2,000	40,297
Shire PLC	1,003	57,847
Taisho Pharmaceutical Holdings Co., Ltd.	500	36,174
Takeda Pharmaceutical Co., Ltd.	1,000	45,403
Teva Pharmaceutical Industries Ltd.	1,565	78,989
Tsumura & Co.	1,600	36,066
UCB SA	843	67,221
Valeant Pharmaceuticals International, Inc.(c)	347	45,552
Zoetis, Inc.	2,542	78,039

		2,911,022

		8,398,005

Information Technology – 1.8%
Communications Equipment – 0.2%
Alcatel-Lucent(c)	8,303	33,846
BlackBerry Ltd.(c)	3,021	23,041
Cisco Systems, Inc.	2,173	53,499
Eastern Communications Co., Ltd.	689,728	371,763
F5 Networks, Inc.(c)	338	36,690
Harris Corp.	669	51,680

42	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Juniper Networks, Inc.(c)	1,665	$40,726
Motorola Solutions, Inc.	823	55,487
Nokia Oyj(c)	5,785	46,935
QUALCOMM, Inc.	779	62,671
Shanghai Potevio Co., Ltd. – Class B(c)	284,286	207,529
Telefonaktiebolaget LM Ericsson – Class B	4,366	54,421

		1,038,288

Computers & Peripherals – 0.1%
Apple, Inc.	94	59,502
EMC Corp./MA	2,247	59,680
Hewlett-Packard Co.	1,225	41,037
NEC Corp.	6,000	18,606
NetApp, Inc.	1,116	41,303
SanDisk Corp.	366	35,367
Seagate Technology PLC	690	37,074
Seiko Epson Corp.	600	20,947
Western Digital Corp.	457	40,147

		353,663

Electronic Equipment, Instruments & Components – 0.5%
Amphenol Corp. – Class A	626	59,971
Arrow Electronics, Inc.(c)	685	39,525
Avnet, Inc.	991	43,178
Citizen Holdings Co., Ltd.	2,500	19,277
Corning, Inc.	2,148	45,752
Dongxu Optoelectronic Technology Co., Ltd.(c)	755,364	481,363
Flextronics International Ltd.(c)	4,226	42,978
FLIR Systems, Inc.	1,241	43,323
Fujifilm Holdings Corp.	800	20,784
Hamamatsu Photonics KK	400	19,373
Hexagon AB – Class B	1,425	44,818
Hirose Electric Co., Ltd.	200	28,764
Hitachi High-Technologies Corp.	900	20,437
Hitachi Ltd.	3,000	20,279
Hoya Corp.	800	24,850
Ibiden Co., Ltd.	900	16,542
INESA Electron Co., Ltd.(c)	752,880	365,306
Keyence Corp.	100	39,065
Kyocera Corp.	500	22,382
Murata Manufacturing Co., Ltd.	200	17,031
Nippon Electric Glass Co., Ltd.	3,000	15,065
Omron Corp.	500	18,867
Shenzhen SEG Co., Ltd. – Class B(c)	989,814	336,933
Shimadzu Corp.	2,000	17,171
TDK Corp.	500	21,479
TE Connectivity Ltd.	920	54,703
Trimble Navigation Ltd.(c)	935	33,725

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	43

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Yaskawa Electric Corp.	1,700	$20,989
Yokogawa Electric Corp.	1,500	18,067

		1,951,997

Internet Software & Services – 0.1%
Akamai Technologies, Inc.(c)	572	31,082
Dena Co., Ltd.	1,018	13,359
eBay, Inc.(c)	862	43,729
Equinix, Inc.(c)	205	40,744
Facebook, Inc. – Class A(c)	453	28,675
Google, Inc. – Class A(c)	90	51,449
Google, Inc. – Class C(c)	78	43,756
Kakaku.com, Inc.	1,200	21,130
LinkedIn Corp. – Class A(c)	151	24,174
Rackspace Hosting, Inc.(c)	644	23,500
United Internet AG	853	39,490
VeriSign, Inc.(c)	976	48,878
Yahoo Japan Corp.	4,500	20,852
Yahoo!, Inc.(c)	892	30,908

		461,726

IT Services – 0.4%
Accenture PLC – Class A	665	54,164
Alliance Data Systems Corp.(c)	161	41,224
Amadeus IT Holding SA – Class A	1,261	55,433
AtoS	542	48,734
Automatic Data Processing, Inc.	841	67,011
Cap Gemini SA	646	46,996
CGI Group, Inc. – Class A(c)	814	27,701
Cognizant Technology Solutions Corp. – Class A(c)	856	41,610
Computer Sciences Corp.	688	43,268
Computershare Ltd.	2,523	29,947
Fidelity National Information Services, Inc.	974	52,742
Fiserv, Inc.(c)	962	57,826
FleetCor Technologies, Inc.(c)	263	33,246
Fujitsu Ltd.(c)	3,000	20,427
International Business Machines Corp.	302	55,677
Itochu Techno-Solutions Corp.	500	20,653
Leidos Holdings, Inc.	1,118	42,652
MasterCard, Inc. – Class A	658	50,304
Nomura Research Institute Ltd.	600	20,219
NTT Data Corp.	500	18,293
Otsuka Corp.	200	27,465
Paychex, Inc.	1,574	64,707
Shanghai Baosight Software Co., Ltd.	195,421	355,076
Teradata Corp.(c)	896	37,623
Total System Services, Inc.	1,482	44,845
Vantiv, Inc. – Class A(c)	1,323	41,000
Visa, Inc. – Class A	267	57,360

44	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Western Union Co. (The) – Class W	2,633	$42,576
Xerox Corp.	3,769	46,547

		1,545,326

Office Electronics – 0.0%
Brother Industries Ltd.	1,300	20,698
Canon, Inc.	700	23,075
Konica Minolta, Inc.	2,400	20,784
Ricoh Co., Ltd.	1,500	18,427

		82,984

Semiconductors & Semiconductor Equipment – 0.2%
Advantest Corp.	1,500	17,051
Altera Corp.	1,340	44,394
Analog Devices, Inc.	877	45,937
Applied Materials, Inc.	1,678	33,879
ARM Holdings PLC	2,922	45,040
ASM Pacific Technology Ltd.	1,700	19,044
ASML Holding NV	566	48,552
Avago Technologies Ltd.	445	31,448
Broadcom Corp. – Class A	1,478	47,104
Cree, Inc.(c)	568	27,332
Hanergy Solar Group Ltd.(c)	128,000	18,656
Infineon Technologies AG	3,830	47,515
Intel Corp.	2,293	62,645
KLA-Tencor Corp.	707	46,323
Lam Research Corp.(c)	647	40,140
Linear Technology Corp.	1,091	50,361
Marvell Technology Group Ltd.	2,216	34,503
Maxim Integrated Products, Inc.	1,448	49,594
Microchip Technology, Inc.	1,099	52,312
Micron Technology, Inc.(c)	897	25,645
NVIDIA Corp.	2,187	41,553
Rohm Co., Ltd.	300	17,204
STMicroelectronics NV	3,843	38,401
Sumco Corp.	1,800	14,152
Texas Instruments, Inc.	1,171	55,014
Tokyo Electron Ltd.	300	18,099
Xilinx, Inc.	1,082	50,811

		1,022,709

Software – 0.3%
Activision Blizzard, Inc.	1,882	39,108
Adobe Systems, Inc.(c)	594	38,337
ANSYS, Inc.(c)	570	41,866
Autodesk, Inc.(c)	619	32,417
CA, Inc.	1,868	53,593
Citrix Systems, Inc.(c)	691	42,821
Dassault Systemes	466	59,143
Electronic Arts, Inc.(c)	1,018	35,762

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	45

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Gemalto NV	403	$43,730
GungHo Online Entertainment, Inc.	3,600	23,896
Intuit, Inc.	671	53,204
Konami Corp.	800	18,202
Microsoft Corp.	1,415	57,930
NetSuite, Inc.(c)	545	43,867
Nexon Co., Ltd.	2,200	19,385
NICE Systems Ltd.	1,214	47,584
Nintendo Co., Ltd.	200	23,387
Nuance Communications, Inc.(c)	2,280	36,902
Open Text Corp.	698	32,566
Oracle Corp.	1,142	47,987
Oracle Corp. Japan	500	22,616
Red Hat, Inc.(c)	666	33,380
Sage Group PLC (The)	8,540	58,709
Salesforce.com, Inc.(c)	539	28,368
SAP AG	730	55,885
ServiceNow, Inc.(c)	848	44,359
Symantec Corp.	2,057	45,233
Synopsys, Inc.(c)	1,297	49,922
Trend Micro, Inc./Japan	600	18,666
VMware, Inc. – Class A(c)	372	35,898
Workday, Inc. – Class A(c)	560	43,887

		1,228,610

		7,685,303

Energy – 1.6%
Energy Equipment & Services – 0.4%
Aker Solutions ASA	3,559	62,618
AMEC PLC	4,187	84,887
Baker Hughes, Inc.	690	48,659
Cameron International Corp.(c)	755	48,282
CGG SA(c)	3,898	52,630
Core Laboratories NV	302	48,275
Diamond Offshore Drilling, Inc.	741	37,835
Ensco PLC – Class A	1,172	61,718
FMC Technologies, Inc.(c)	840	48,770
Fugro NV	1,285	74,177
Halliburton Co.	808	52,229
Helmerich & Payne, Inc.	467	51,347
Nabors Industries Ltd.	1,435	37,640
National Oilwell Varco, Inc.	720	58,946
Noble Corp. PLC	1,586	49,896
Oceaneering International, Inc.	657	47,337
Petrofac Ltd.	3,841	81,251
Rowan Cos. PLC – Class A	1,631	50,496
Saipem SpA(c)	2,219	57,886
Schlumberger Ltd.	653	67,938
Seadrill Ltd.	1,695	63,967

46	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Subsea 7 SA	3,229	$64,549
Superior Energy Services, Inc.	1,259	41,786
Technip SA	518	55,673
Tenaris SA	2,946	65,993
Transocean Ltd. (Zurich)(c)	1,586	67,004
Weatherford International Ltd./Switzerland(c)	1,952	42,339
WorleyParsons Ltd.	2,390	35,786

		1,559,914

Oil, Gas & Consumable Fuels – 1.2%
AltaGas Ltd.	1,079	47,954
Anadarko Petroleum Corp.	521	53,590
Apache Corp.	676	63,017
ARC Resources Ltd.	1,681	48,447
Athabasca Oil Corp.(c)	7,236	50,384
Baytex Energy Corp.	1,477	61,693
BG Group PLC	3,233	66,294
BP PLC	11,708	98,693
Cabot Oil & Gas Corp.	1,124	40,734
Caltex Australia Ltd.	1,978	41,227
Cameco Corp.	1,966	39,309
Canadian Natural Resources Ltd.	1,383	56,287
Canadian Oil Sands Ltd.	2,271	47,774
Cenovus Energy, Inc.	1,913	56,933
Cheniere Energy, Inc.(c)	550	37,461
Chesapeake Energy Corp.	1,354	38,887
Chevron Corp.	647	79,445
Cimarex Energy Co.	291	37,577
Cobalt International Energy, Inc.(c)	2,175	40,216
Concho Resources, Inc.(c)	306	40,331
ConocoPhillips	875	69,947
CONSOL Energy, Inc.	1,045	46,158
Continental Resources, Inc./OK(c)	274	38,459
Crescent Point Energy Corp.	1,203	49,316
Delek Group Ltd.	167	70,880
Denbury Resources, Inc.	3,157	53,322
Devon Energy Corp.	894	66,067
Enbridge, Inc.	1,530	72,711
EnCana Corp.	1,679	39,099
Energen Corp.	489	41,751
Enerplus Corp.	2,451	55,788
ENI SpA	3,488	88,833
EOG Resources, Inc.	470	49,726
EQT Corp.	389	41,576
Exxon Mobil Corp.	780	78,413
Galp Energia SGPS SA	4,078	72,273
Hellenic Petroleum SA	9,751	73,137
Hess Corp.	712	65,006
HollyFrontier Corp.	846	41,666

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	47

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Husky Energy, Inc.	1,459	$49,207
Idemitsu Kosan Co., Ltd.	2,100	43,710
Imperial Oil Ltd.	1,612	79,373
Inpex Corp.	2,500	36,215
Inter Pipeline Ltd.	1,727	50,601
Japan Petroleum Exploration Co.	1,100	45,830
JX Holdings, Inc.	7,300	38,159
Keyera Corp.	701	47,472
Kinder Morgan Management LLC(c)	975	70,268
Kinder Morgan, Inc./DE	1,777	59,334
Koninklijke Vopak NV	1,640	83,647
Lundin Petroleum AB(c)	4,112	80,495
Marathon Oil Corp.	1,783	65,365
Marathon Petroleum Corp.	472	42,192
MEG Energy Corp.(c)	1,440	50,253
Murphy Oil Corp.	909	56,058
Neste Oil Oyj	2,447	50,101
Noble Energy, Inc.	715	51,530
Occidental Petroleum Corp.	659	65,696
OMV AG	1,703	70,581
ONEOK, Inc.	1,054	67,972
Origin Energy Ltd.	3,681	51,787
Pacific Rubiales Energy Corp.	2,911	56,888
Peabody Energy Corp.	1,912	30,898
Pembina Pipeline Corp.	1,755	69,290
Pengrowth Energy Corp.	7,613	48,095
Penn West Petroleum Ltd.	4,007	37,213
Peyto Exploration & Development Corp.	1,405	49,861
Phillips 66	586	49,687
Pioneer Natural Resources Co.	194	40,771
QEP Resources, Inc.	1,475	47,112
Range Resources Corp.	509	47,312
Repsol SA	3,043	85,749
Royal Dutch Shell PLC – Class A	2,718	106,880
Royal Dutch Shell PLC – Class B	2,743	112,127
Santos Ltd.	3,364	45,547
Showa Shell Sekiyu KK	4,100	44,424
Southwestern Energy Co.(c)	992	45,106
Spectra Energy Corp.	1,809	73,409
Statoil ASA	3,336	102,241
Suncor Energy, Inc. (Toronto)	1,642	63,193
Talisman Energy, Inc.	3,981	41,121
Tesoro Corp.	727	40,857
TonenGeneral Sekiyu KK	5,000	48,073
Total SA	1,280	89,864
Tourmaline Oil Corp.(c)	983	48,955
TransCanada Corp.	1,553	72,301
Tullow Oil PLC	3,639	51,517
Valero Energy Corp.	674	37,778

48	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Vermilion Energy, Inc.	741	$50,038
Whiting Petroleum Corp.(c)	562	40,380
Williams Cos., Inc. (The)	1,239	58,183
Woodside Petroleum Ltd.	1,063	41,780

		5,192,877

		6,752,791

Utilities – 1.0%
Electric Utilities – 0.4%
American Electric Power Co., Inc.	1,312	69,995
Cheung Kong Infrastructure Holdings Ltd.	4,000	27,491
Chubu Electric Power Co., Inc.(c)	2,000	24,085
Chugoku Electric Power Co., Inc. (The)	1,600	21,312
CLP Holdings Ltd.	7,000	57,680
Contact Energy Ltd.	5,886	27,233
Duke Energy Corp.	1,027	72,999
Edison International	1,148	63,301
EDP – Energias de Portugal SA	14,045	66,473
Electricite de France	1,490	52,311
Enel SpA	9,797	55,491
Entergy Corp.	914	68,934
Exelon Corp.	1,553	57,197
FirstEnergy Corp.	1,682	56,885
Fortis, Inc./Canada	1,992	59,780
Fortum Oyj	2,879	70,254
Hokkaido Electric Power Co., Inc.(c)	3,900	28,683
Hokuriku Electric Power Co.	2,300	29,652
Iberdrola SA	9,799	70,542
Kansai Electric Power Co., Inc. (The)(c)	2,100	19,439
Kyushu Electric Power Co., Inc.(c)	2,000	22,084
NextEra Energy, Inc.	635	61,824
Northeast Utilities	1,418	64,377
OGE Energy Corp.	1,406	51,642
Pepco Holdings, Inc.	2,753	76,258
Pinnacle West Capital Corp.	860	47,661
Power Assets Holdings Ltd.	5,000	43,549
PPL Corp.	2,105	73,864
Public Power Corp. SA	2,595	38,953
Red Electrica Corp. SA	880	75,488
Shikoku Electric Power Co., Inc.(c)	2,200	28,420
Southern Co. (The)	1,802	78,892
SP AusNet	22,138	28,488
SSE PLC	2,906	75,849
Terna Rete Elettrica Nazionale SpA	18,500	98,228
Tohoku Electric Power Co., Inc.	2,100	22,362
Tokyo Electric Power Co., Inc.(c)	5,500	22,358
Xcel Energy, Inc.	2,075	63,827

		1,973,861

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	49

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Gas Utilities – 0.1%
APA Group	4,392	$28,606
Enagas SA	2,364	69,570
Gas Natural SDG SA	2,034	58,624
Hong Kong & China Gas Co., Ltd.	18,000	43,495
Osaka Gas Co., Ltd.	9,000	35,891
Snam SpA	15,564	91,384
Toho Gas Co., Ltd.	6,000	30,127
Tokyo Gas Co., Ltd.	6,000	34,057

		391,754

Independent Power Producers & Energy Traders – 0.1%
AES Corp./VA	2,864	40,382
Calpine Corp.(c)	2,177	50,768
Electric Power Development Co., Ltd.	1,003	29,844
Enel Green Power SpA	24,019	67,408
NRG Energy, Inc.	1,457	51,928
TransAlta Corp.	4,819	57,776

		298,106

Multi-Utilities – 0.4%
AGL Energy Ltd.	3,105	44,571
Alliant Energy Corp.	993	57,892
Ameren Corp.	1,411	55,523
Atco Ltd./Canada – Class I	1,228	58,586
Canadian Utilities Ltd. – Class A	1,630	59,003
CenterPoint Energy, Inc.	2,371	57,189
Centrica PLC	13,938	78,515
CMS Energy Corp.	1,742	51,824
Consolidated Edison, Inc.	1,350	74,263
Dominion Resources, Inc./VA	1,014	69,925
DTE Energy Co.	949	72,238
E.ON SE	3,765	73,348
GDF Suez	2,348	65,532
Integrys Energy Group, Inc.	839	48,654
MDU Resources Group, Inc.	1,351	45,772
National Grid PLC	6,126	91,555
NiSource, Inc.	1,692	63,230
PG&E Corp.	1,352	62,016
Public Service Enterprise Group, Inc.	1,452	56,570
RWE AG	1,585	63,665
SCANA Corp.	1,344	69,888
Sempra Energy	739	74,159
Suez Environnement Co.	2,881	57,909
United Utilities Group PLC	5,283	76,968
Veolia Environnement SA	2,858	54,608
Wisconsin Energy Corp.	1,401	63,774

		1,647,177

50	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Water Utilities – 0.0%
American Water Works Co., Inc.	1,321	$64,214
Severn Trent PLC	2,212	73,066

		137,280

		4,448,178

Telecommunication Services – 0.5%
Diversified Telecommunication Services – 0.4%
AT&T, Inc.	1,767	62,675
BCE, Inc.	1,807	83,059
Belgacom SA	1,705	56,473
Bell Aliant, Inc.	1,540	40,563
Bezeq The Israeli Telecommunication Corp., Ltd.	25,542	45,848
BT Group PLC	9,308	61,993
CenturyLink, Inc.	1,641	61,816
Citic 21CN Co., Ltd.(c)	24,000	19,655
Deutsche Telekom AG	3,157	53,309
Elisa Oyj	2,098	62,460
Frontier Communications Corp.	7,130	41,283
Hellenic Telecommunications Organization SA(c)	3,349	48,034
HKT Trust and HKT Ltd.	17,000	18,255
Iliad SA	130	41,556
Inmarsat PLC	3,877	47,609
Koninklijke KPN NV(c)	8,883	32,893
Level 3 Communications, Inc.(c)	742	32,388
Nippon Telegraph & Telephone Corp.	400	23,681
Orange SA(c)	2,697	45,116
PCCW Ltd.	34,000	18,506
Portugal Telecom SGPS SA	12,027	43,312
Singapore Telecommunications Ltd.	6,000	18,572
Swisscom AG	125	74,538
TDC A/S	3,364	32,753
Telecom Corp. of New Zealand Ltd.	7,978	18,235
Telecom Italia SpA (ordinary shares)(c)	24,512	30,469
Telecom Italia SpA (savings shares)	36,047	34,457
Telefonica Deutschland Holding AG(c)	7,539	58,589
Telefonica SA	3,776	63,398
Telekom Austria AG	4,480	43,563
Telenor ASA	2,596	61,572
TeliaSonera AB	9,041	67,004
Telstra Corp., Ltd.	9,584	47,690
TELUS Corp.	1,420	53,628
Verizon Communications, Inc.	1,443	72,092
Vivendi SA(c)	2,086	54,698
Windstream Holdings, Inc.	3,543	33,907
Ziggo NV	1,115	52,579

		1,758,228

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	51

Consolidated Portfolio of Investments

Company		Shares	U.S. $ Value

Wireless Telecommunication Services – 0.1%
KDDI Corp.		360	$21,511
Millicom International Cellular SA		467	43,173
NTT DoCoMo, Inc.		1,800	30,010
Rogers Communications, Inc. – Class B		1,436	58,033
SBA Communications Corp. – Class A(c)		531	53,896
SoftBank Corp.		200	14,539
Sprint Corp.(c)		2,088	19,940
StarHub Ltd.		6,000	20,100
T-Mobile US, Inc.(c)		932	31,996
Tele2 AB – Class B		4,391	51,989
Vodafone Group PLC		12,935	45,351

			390,538

			2,148,766

Total Common Stocks (cost $73,165,739)			78,123,221

		Principal Amount (000)
GOVERNMENTS - TREASURIES – 13.6%
Australia – 4.0%
Australia Government Bond Series 124 5.75%, 5/15/21	AUD	9,990	10,658,859
Series 138 3.25%, 4/21/29(a)		7,175	6,089,600

			16,748,459

New Zealand – 4.9%
New Zealand Government Bond Series 423 5.50%, 4/15/23	NZD	10,425	9,652,824
Series 521 6.00%, 5/15/21		11,935	11,267,352

			20,920,176

Norway – 4.7%
Norway Government Bond Series 474 3.75%, 5/25/21	NOK	109,785	20,078,980

Total Governments – Treasuries (cost $58,529,745)			57,747,615

52	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company		Shares	U.S. $ Value

INVESTMENT COMPANIES – 5.6%
Funds and Investment Trusts – 5.6%
Invesco Municipal Opportunity Trust		300,406	$3,824,168
iShares MSCI Emerging Markets ETF		181,935	7,741,334
iShares National AMT-Free Muni Bond ETF(f)		53,199	5,802,947
Market Vectors High Yield Municipal Index ETF(f)		185,462	5,662,155
WisdomTree Japan Hedged Equity Fund		15,952	762,825

Total Investment Companies (cost $22,856,409)			23,793,429

		Principal Amount (000)
MORTGAGE PASS-THROUGHS –1.6%
Agency Fixed Rate 30-Year – 1.6%
Federal National Mortgage Association 3.00%, 8/01/43-12/01/43	U.S.$	3,641	3,609,066
3.50%, 6/01/44, TBA		3,100	3,195,422

Total Mortgage Pass-Throughs (cost $6,691,071)			6,804,488

		Shares
PREFERRED STOCKS – 1.3%
Financials – 1.3%
Real Estate Investment Trusts (REITs) – 1.3%
Apartment Investment & Management Co. 6.875%(f)		42,000	1,071,000
Hersha Hospitality Trust Series C 6.875%(f)		60,000	1,536,000
Pebblebrook Hotel Trust 6.50%		65,950	1,609,840
Sabra Health Care REIT, Inc. Series A 7.125%(f)		53,175	1,340,010

			5,556,850

Industrials – 0.0%
Aerospace & Defense – 0.0%
Rolls-Royce Holdings – Class C 0.00%	GBP	193,496	324

Total Preferred Stocks (cost $5,528,451)			5,557,174

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	53

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

RIGHTS – 0.0%
Financials – 0.0%
Commercial Banks – 0.0%
Banco Espirito Santo SA, expiring 6/03/14(c) (cost $0)	11,955	$2,184

SHORT-TERM INVESTMENTS – 13.5%
Investment Companies – 13.5%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(g)(h) (cost $57,214,094)	57,214,094	57,214,094

Total Investments Before Security Lending Collateral for Securities Loaned – 96.2% (cost $394,948,756)		408,293,722

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.1%
Investment Companies – 1.1%
AllianceBernstein Exchange Reserves – Class I, 0.07%(g) (cost $4,650,859)	4,650,859	4,650,859

Total Investments – 97.3% (cost $399,599,615)		412,944,581
Other assets less liabilities – 2.7%		11,367,348

Net Assets – 100.0%		$424,311,929

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Mini Japan Government Bond Futures	81	June 2014	$11,520,938	$11,574,725	$53,787
Brent Crude Futures	22	November 2014	2,331,900	2,339,920	8,020
Cattle Feeder Futures	48	August 2014	4,600,783	4,729,200	128,417
Cocoa Futures	129	July 2014	3,904,329	3,961,590	57,261
Coffee ‘C’ Futures	24	July 2014	1,798,670	1,597,500	(201,170)
Coffee Robusta Futures	118	July 2014	2,337,108	2,285,660	(51,448)
Copper London Metal Exchange Futures	19	August 2014	3,279,441	3,254,225	(25,216)
Corn Futures	101	July 2014	2,535,400	2,352,037	(183,363)

54	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2014	Unrealized Appreciation/ (Depreciation)
Cotton No. 2 Futures	101	December 2014	$3,934,942	$3,912,235	$(22,707)
Euro-Bund Futures	51	June 2014	9,915,186	10,206,326	291,140
Euro-Buxl 30 Yr Bond Futures	3	June 2014	526,481	547,905	21,424
Gas Oil (ICE) Futures	27	June 2014	2,485,399	2,409,750	(75,649)
Gasoline Rbob Futures	18	September 2014	2,079,087	2,060,025	(19,062)
Gold 100 OZ Futures	48	August 2014	6,213,719	5,980,800	(232,919)
KC HRW Wheat Futures	68	July 2014	2,333,952	2,458,200	124,248
Lead London Metal Exchange Futures	61	June 2014	3,251,494	3,166,663	(84,831)
Lean Hogs Futures	96	October 2014	4,134,264	4,064,640	(69,624)
Live Cattle Futures	114	August 2014	6,334,749	6,320,160	(14,589)
MSCI EAFE Mini Futures	299	June 2014	27,912,462	29,282,565	1,370,103
MSCI Emerging Market Mini Futures	259	June 2014	12,266,362	13,268,570	1,002,208
Natural Gas Futures	30	March 2015	1,250,094	1,234,800	(15,294)
Nickel London Metal Exchange Futures	32	June 2014	2,755,359	3,688,704	933,345
NY Harb ULSD Futures	20	June 2014	2,479,309	2,426,088	(53,221)
Platinum Futures	40	July 2014	2,936,811	2,905,400	(31,411)
Primary Aluminum London Metal Exchange Futures	75	August 2014	3,381,255	3,443,437	62,182
S&P 500 E Mini Futures	721	June 2014	66,169,354	69,270,075	3,100,721
S&P TSX 60 Index Futures	31	June 2014	4,648,638	4,777,368	128,730
Silver Futures	40	July 2014	3,896,099	3,736,400	(159,699)
Soybean Futures	45	November 2014	2,556,697	2,775,938	219,241
Soybean Meal Futures	54	September 2014	2,094,470	2,354,940	260,470
Soybean Oil Futures	105	July 2014	2,596,284	2,425,500	(170,784)
Sugar 11 (World) Futures	159	June 2014	3,072,441	3,095,031	22,590
TOPIX Index Futures	41	June 2014	4,923,800	4,839,047	(84,753)
U.S. T-Note 10 Yr (CBT) Futures	4	September 2014	500,006	502,063	2,057
Ultra Long U.S. T-Bond (CBT) Futures	199	September 2014	29,323,256	29,905,969	582,713
Wheat (CBT) Futures	67	July 2014	2,274,850	2,101,288	(173,562)
WTI Crude Futures	24	November 2014	2,289,079	2,353,200	64,121
Zinc London Metal Exchange Futures	59	August 2014	3,092,464	3,030,387	(62,077)

Sold Contracts
10 Yr Canadian Bond Futures	70	September 2014	8,702,877	8,769,529	(66,652)

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	55

Consolidated Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2014	Unrealized Appreciation/ (Depreciation)
10 Yr Mini Japan Government Bond Futures	156	June 2014	$22,190,352	$22,292,063	$(101,711)
Euro-BTP Futures	63	June 2014	10,353,429	10,749,405	(395,976)
Euro-Bund Futures	51	June 2014	9,873,061	10,206,326	(333,265)
Euro-OAT Futures	60	June 2014	11,068,939	11,464,364	(395,425)
Lead London Metal Exchange Futures	9	June 2014	465,262	467,213	(1,951)
Nickel London Metal Exchange Futures	9	June 2014	864,317	1,037,448	(173,131)

					$5,233,288

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	GBP	106	USD	176	6/18/14	$(1,918)
Barclays Bank PLC	SEK	135,547	USD	21,257	6/18/14	1,007,180
BNP Paribas SA	AUD	3,649	USD	3,267	6/18/14	(125,437)
BNP Paribas SA	EUR	174	USD	240	6/18/14	2,508
BNP Paribas SA	GBP	3,082	USD	5,120	6/18/14	(45,209)
BNP Paribas SA	JPY	4,347,140	USD	42,196	6/18/14	(511,065)
BNP Paribas SA	USD	1,801	AUD	1,950	6/18/14	11,505
BNP Paribas SA	USD	434	SGD	543	6/18/14	(735)
Brown Brothers Harriman & Co.	JPY	33,236	USD	325	6/18/14	(1,956)
Citibank, NA	BRL	58,428	USD	25,459	7/14/14	(324,078)
Citibank, NA	USD	23,922	BRL	58,428	7/14/14	1,861,517
Citibank, NA	CAD	2,207	USD	2,013	9/17/14	(17,096)
Deutsche Bank AG	JPY	61,004	USD	595	6/18/14	(4,056)
Deutsche Bank AG	USD	7,121	JPY	720,697	6/18/14	(40,379)
Goldman Sachs Bank USA	TRY	82,337	USD	35,862	6/18/14	(3,245,769)
Goldman Sachs Bank USA	USD	3,213	CAD	3,600	6/18/14	105,721
Goldman Sachs Bank USA	USD	433	JPY	44,004	6/18/14	(850)
HSBC Bank USA	EUR	161	USD	219	9/17/14	(481)
JPMorgan Chase Bank, NA	CAD	458	USD	421	6/18/14	(1,199)
Morgan Stanley Capital Services LLC	USD	740	HKD	5,740	6/18/14	(79)
Royal Bank of Canada	CAD	24,588	USD	22,140	6/18/14	(527,880)
Royal Bank of Canada	USD	3,660	CAD	4,065	6/18/14	87,751
Royal Bank of Scotland PLC	JPY	61,478	USD	600	6/18/14	(4,354)
Royal Bank of Scotland PLC	USD	3,399	CAD	3,768	6/18/14	74,551
Standard Chartered Bank	EUR	160	USD	218	6/18/14	(593)
Standard Chartered Bank	HKD	11,030	USD	1,421	6/18/14	(1,298)
Standard Chartered Bank	SGD	1,034	USD	817	6/18/14	(7,541)
State Street Bank & Trust Co.	AUD	17,844	USD	16,741	6/18/14	151,959
State Street Bank & Trust Co.	CAD	2,457	USD	2,233	6/18/14	(32,240)
State Street Bank & Trust Co.	CHF	1,958	USD	2,231	6/18/14	44,369
State Street Bank & Trust Co.	DKK	3,680	USD	684	6/18/14	11,977
State Street Bank & Trust Co.	EUR	59,599	USD	82,613	6/18/14	1,372,911
State Street Bank & Trust Co.	EUR	175	USD	238	6/18/14	(544)
State Street Bank & Trust Co.	GBP	71	USD	118	6/18/14	(1,096)
State Street Bank & Trust Co.	ILS	1,640	USD	472	6/18/14	190
State Street Bank & Trust Co.	JPY	153,615	USD	1,513	6/18/14	3,946

56	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	JPY	143,693	USD	1,401	6/18/14	$(10,456)
State Street Bank & Trust Co.	NOK	121,483	USD	20,176	6/18/14	(134,466)
State Street Bank & Trust Co.	NOK	4,432	USD	742	6/18/14	697
State Street Bank & Trust Co.	SEK	14,053	USD	2,142	6/18/14	43,016
State Street Bank & Trust Co.	TRY	6,379	USD	2,947	6/18/14	(83,037)
State Street Bank & Trust Co.	USD	1,967	CAD	2,174	6/18/14	37,180
State Street Bank & Trust Co.	USD	411	CHF	367	6/18/14	(1,546)
State Street Bank & Trust Co.	USD	169	DKK	922	6/18/14	(788)
State Street Bank & Trust Co.	USD	26,774	EUR	19,429	6/18/14	(290,171)
State Street Bank & Trust Co.	USD	1,206	GBP	716	6/18/14	(5,908)
State Street Bank & Trust Co.	USD	79	ILS	274	6/18/14	154
State Street Bank & Trust Co.	USD	541	JPY	54,997	6/18/14	(411)
State Street Bank & Trust Co.	USD	10,437	JPY	1,068,722	6/18/14	62,339
State Street Bank & Trust Co.	USD	200	NOK	1,189	6/18/14	(925)
State Street Bank & Trust Co.	USD	143	NZD	167	6/18/14	(1,326)
State Street Bank & Trust Co.	USD	6,979	SEK	44,956	6/18/14	(262,960)
State Street Bank & Trust Co.	USD	11,377	TRY	25,656	6/18/14	808,538
State Street Bank & Trust Co.	JPY	16,922	USD	166	9/17/14	(280)
State Street Bank & Trust Co.	JPY	9,247	USD	91	9/17/14	7
State Street Bank & Trust Co.	TRY	1,873	USD	865	9/17/14	(6,256)
UBS AG	NZD	25,009	USD	21,081	6/18/14	(129,342)

						$(135,709)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at May 31, 2014	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse Securities (USA) LLC/(INTRCONX):
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	5.00%	2.83%		$1,247	$122,620	$55,027
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	5.00	2.83		436	42,917	10,599
iTraxx-EUROPE Series 20, 5 Year Index, 12/20/18*	1.00	0.58	EUR	1,010	28,905	16,510
iTraxx-EUROPE Series 21, 5 Year Index, 6/20/19*	1.00	0.66		430	11,069	2,775
iTraxx-XOVER Series 20, 5 Year Index, 12/20/18*	5.00	2.12		1,330	238,605	102,227

					$444,116	$187,138

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	57

Consolidated Portfolio of Investments

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Credit Suisse Securities (USA) LLC/(CME Group)	JPY	123,590	12/06/18	6 Month LIBOR	0.354%	$4,745
Credit Suisse Securities (USA) LLC/(CME Group)	AUD	6,310	1/13/19	6 Month BBSW	3.758%	139,000
Credit Suisse Securities (USA) LLC/(CME Group)	NOK	2,240	1/14/19	6 Month NIBOR	2.463%	3,195
Credit Suisse Securities (USA) LLC/(CME Group)	SEK	67,250	1/14/19	3 Month STIBOR	2.090%	387,047
Credit Suisse Securities (USA) LLC/(CME Group)	AUD	14,690	2/04/19	6 Month BBSW	3.653%	247,841
Credit Suisse Securities (USA) LLC/(CME Group)	JPY	68,630	2/05/19	6 Month LIBOR	0.335%	1,589
Credit Suisse Securities (USA) LLC/(CME Group)	NOK	113,120	2/05/19	6 Month NIBOR	2.405%	100,365
Credit Suisse Securities (USA) LLC/(CME Group)	SEK	129,940	2/05/19	3 Month STIBOR	1.975%	618,227
Credit Suisse Securities (USA) LLC/(CME Group)	AUD	3,540	2/28/19	6 Month BBSW	3.616%	51,045
Credit Suisse Securities (USA) LLC/(CME Group)	JPY	25,070	3/03/19	6 Month LIBOR	0.303%	123
Credit Suisse Securities (USA) LLC/(CME Group)	NOK	27,890	3/03/19	6 Month NIBOR	2.445%	28,806
Credit Suisse Securities (USA) LLC/(CME Group)	SEK	27,450	3/03/19	3 Month STIBOR	1.823%	96,338
Credit Suisse Securities (USA) LLC/(CME Group)	AUD	4,320	4/02/19	6 Month BBSW	3.730%	77,173
Credit Suisse Securities (USA) LLC/(CME Group)	JPY	34,800	4/03/19	6 Month LIBOR	0.321%	374
Credit Suisse Securities (USA) LLC/(CME Group)	NOK	42,970	4/03/19	6 Month NIBOR	2.511%	59,553
Credit Suisse Securities (USA) LLC/(CME Group)	SEK	87,200	4/03/19	3 Month STIBOR	1.817%	256,263

58	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Credit Suisse Securities (USA) LLC/(CME Group)	CAD	660	10/22/23	3 Month CDOR	2.945%	$20,285
Credit Suisse Securities (USA) LLC/(CME Group)		2,350	11/08/23	3 Month CDOR	2.973%	75,092
Credit Suisse Securities (USA) LLC/(CME Group)		620	11/20/23	3 Month CDOR	2.965%	19,006
Credit Suisse Securities (USA) LLC/(CME Group)		1,280	12/04/23	3 Month CDOR	3.038%	55,747
Credit Suisse Securities (USA) LLC/(CME Group)		20,180	1/10/24	3 Month CDOR	3.010%	787,567
Credit Suisse Securities (USA) LLC/(CME Group)		15,580	1/31/24	3 Month CDOR	2.780%	290,699
Credit Suisse Securities (USA) LLC/(CME Group)		5,130	2/26/24	3 Month CDOR	2.799%	95,570
Credit Suisse Securities (USA) LLC/(CME Group)	SEK	54,920	2/26/24	3 Month STIBOR	2.591%	387,609
Credit Suisse Securities (USA) LLC/(CME Group)		3,610	3/03/24	3 Month STIBOR	2.521%	21,852
Credit Suisse Securities (USA) LLC/(CME Group)	CAD	6,140	4/01/24	3 Month CDOR	2.870%	138,127
Credit Suisse Securities (USA) LLC/(CME Group)	SEK	9,290	4/24/24	3 Month STIBOR	2.385%	31,574
Credit Suisse Securities (USA) LLC/(CME Group)	AUD	510	12/05/28	6 Month BBSW	4.980%	40,914
Credit Suisse Securities (USA) LLC/(CME Group)	NOK	26,520	1/14/29	6 Month NIBOR	3.465%	165,132
Credit Suisse Securities (USA) LLC/(CME Group)	AUD	4,480	2/04/29	6 Month BBSW	4.765%	248,823
Credit Suisse Securities (USA) LLC/(CME Group)	NOK	14,340	2/05/29	6 Month NIBOR	3.345%	51,437
Credit Suisse Securities (USA) LLC/(CME Group)	AUD	1,210	2/28/29	6 Month BBSW	4.740%	62,388
Credit Suisse Securities (USA) LLC/(CME Group)	NOK	3,230	3/03/29	6 Month NIBOR	3.365%	12,164

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	59

Consolidated Portfolio of Investments

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Credit Suisse Securities (USA) LLC/(CME Group)	AUD	1,180	4/02/29	6 Month BBSW	4.778%	$62,917
Credit Suisse Securities (USA) LLC/(CME Group)	NOK	5,080	4/03/29	6 Month NIBOR	3.361%	17,526
Credit Suisse Securities (USA) LLC/(CME Group)	GBP	6,430	1/10/44	6 Month LIBOR	3.340%	420,608
Credit Suisse Securities (USA) LLC/(CME Group)	AUD	840	1/13/44	6 Month BBSW	4.993%	74,215
Credit Suisse Securities (USA) LLC/(CME Group)		530	2/04/44	6 Month BBSW	4.888%	37,518
Credit Suisse Securities (USA) LLC/(CME Group)	GBP	110	4/01/44	6 Month LIBOR	3.282%	3,892
Credit Suisse Securities (USA) LLC/(CME Group)	AUD	250	4/02/44	6 Month BBSW	4.948%	19,217
Credit Suisse Securities (USA) LLC/(LCH Clearnet)	NZD	6,710	10/25/15	3 Month BKBM	3.479%	(19,753)
Credit Suisse Securities (USA) LLC/(LCH Clearnet)		26,670	11/12/15	3 Month BKBM	3.505%	(91,976)
Credit Suisse Securities (USA) LLC/(LCH Clearnet)		7,760	11/22/15	3 Month BKBM	3.555%	(22,705)
Credit Suisse Securities (USA) LLC/(LCH Clearnet)		26,860	12/06/15	3 Month BKBM	3.745%	223,013
Credit Suisse Securities (USA) LLC/(LCH Clearnet)		9,600	1/14/16	3 Month BKBM	3.790%	79,146
Credit Suisse Securities (USA) LLC/(LCH Clearnet)		80,880	2/05/16	3 Month BKBM	3.841%	677,555
Credit Suisse Securities (USA) LLC/(LCH Clearnet)		20,590	3/03/16	3 Month BKBM	3.803%	146,174
Credit Suisse Securities (USA) LLC/(LCH Clearnet)		20,040	4/03/16	3 Month BKBM	4.065%	76,298
Credit Suisse Securities (USA) LLC/(LCH Clearnet)		153,150	4/24/16	3 Month BKBM	4.055%	450,534
Credit Suisse Securities (USA) LLC/(LCH Clearnet)		1,810	1/14/19	3 Month BKBM	4.630%	40,385

60	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Credit Suisse Securities (USA) LLC/(LCH Clearnet)		590	2/05/19	3 Month BKBM	4.543%	$10,858
Credit Suisse Securities (USA) LLC/(LCH Clearnet)		350	4/03/19	3 Month BKBM	4.656%	4,842
Credit Suisse Securities (USA) LLC/(LCH Clearnet)	NZD	1,420	4/24/19	3 Month BKBM	4.603%	15,400
Credit Suisse Securities (USA) LLC/(LCH Clearnet)	SEK	56,710	2/26/24	2.592%	3 Month STIBOR	(400,997)
Credit Suisse Securities (USA) LLC/(LCH Clearnet)		5,000	4/14/24	2.403%	3 Month STIBOR	(18,593)
Credit Suisse Securities (USA) LLC/(LCH Clearnet)		3,930	4/24/24	2.385%	3 Month STIBOR	(13,357)

						$6,368,387

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at May 31, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, NA:
CDX-CMBX.NA, 5/11/63*	3.00%	3.00%	$2,360	$935	$(225,689)	$226,624
Barclays Bank PLC:
CDX-EM Series 21, 5 Year Index, 6/20/19*	5.00	2.47	4,040	500,745	410,385	90,360
Citibank, NA:
CDX-CMBX.NA, 5/11/63*	3.00	3.00	4,725	13,685	(464,652)	478,337
CDX-EM Series 19, 5 Year Index, 12/20/18*	5.00	2.39	360	42,500	35,728	6,772
CDX-EM Series 20, 5 Year Index, 12/20/18*	5.00	2.39	2,700	318,748	246,011	72,737

				$876,613	$1,783	$874,830

*	Termination date

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	61

Consolidated Portfolio of Investments

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	MXN	272,995	8/06/14	4 Week TIIE	4.325%	$34,427

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2014, the aggregate market value of these securities amounted to $21,642,016 or 5.1% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $3,748,988.

(c)	Non-income producing security.

(d)	Illiquid security.

(e)	Fair valued by the Adviser.

(f)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(h)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

Currency Abbreviation:
AUD – Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CHF – Swiss Franc
DKK – Danish Krone
EUR – Euro
GBP – Great British Pound
HKD – Hong Kong Dollar
ILS – Israeli Shekel
JPY – Japanese Yen
MXN – Mexican Peso
NOK – Norwegian Krone
NZD – New Zealand Dollar
SEK – Swedish Krona
SGD – Singapore Dollar
TRY – Turkish Lira
USD – United States Dollar
Glossary:
BBSW – Bank Bill Swap Reference Rate (Australia)
BKBM – Bank Bill Benchmark (New Zealand)
BTP – Buoni del Tesoro Poliennali
CBT – Chicago Board of Trade
CDOR – Canadian Dealer Offered Rate
CDX-CMBX.NA – North American Commercial Mortgage-Backed Index
CDX-EM – Emerging Market Credit Default Swap Index
CDX-NAHY – North American High Yield Credit Default Swap Index
CME – Chicago Mercantile Exchange

62	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

CPI – Consumer Price Index
EAFE – Europe, Australia, and Far East
ETF – Exchange Traded Fund
INTRCONX – Inter-Continental Exchange
LCH – London Clearing House
LIBOR – London Interbank Offered Rates
MSCI – Morgan Stanley Capital International
NIBOR – Norwegian Interbank Offered Rate
OAT – Obligations Assimilables du Trésor
REG – Registered Shares
REIT – Real Estate Investment Trust
STIBOR – Stockholm Interbank Offered Rate
TBA – To Be Announced
TIIE – Banco de México Equilibrium Interbank Interest Rate
TIPS – Treasury Inflation Protected Security
TOPIX – Tokyo Price Index
TSX – Toronto Stock Exchange
WTI – West Texas Intermediate

See	notes to consolidated financial statements.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	63

Consolidated Portfolio of Investments

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

May 31, 2014 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $337,734,662)	$351,079,628	(a)
Affiliated issuers (cost $61,864,953 – including investment of cash collateral for securities loaned of $4,650,859)	61,864,953
Cash	1,320,133
Due from broker	17,422,441	(b)
Unrealized appreciation on forward currency exchange contracts	5,688,016
Interest and dividends receivable	1,444,534
Unrealized appreciation on credit default swaps	874,830
Upfront premium paid on credit default swaps	692,124
Receivable for capital stock sold	198,253
Receivable for terminated interest rate swaps	37,422
Unrealized appreciation on interest rate swaps	34,427
Prepaid expenses	23,523
Receivable for variation margin on centrally cleared credit default swaps	5,422
Receivable for investment securities sold and foreign currency transactions	227

Total assets	440,685,933

Liabilities
Due to custodian	354,179
Unrealized depreciation on forward currency exchange contracts	5,823,725
Payable for collateral received on securities loaned	4,650,859
Payable for investment securities purchased	3,141,581
Upfront premium received on credit default swaps	690,341
Payable for variation margin on futures	587,644
Payable for capital stock redeemed	237,163
Advisory fee payable	200,106
Payable for variation margin on centrally cleared interest rate swaps	189,497
Distribution fee payable	148,780
Transfer Agent fee payable	82,063
Administrative fee payable	16,440
Payable for terminated interest rate swaps	41,286
Accrued expenses	210,340

Total liabilities	16,374,004

Net Assets	$424,311,929

Composition of Net Assets
Capital stock, at par	$248,125
Additional paid-in capital	394,895,733
Distributions in excess of net investment income	(5,147,525)
Accumulated net realized gain on investment and foreign currency transactions	8,384,707
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	25,930,889

	$424,311,929

See notes to consolidated financial statements.

64	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Statement of Assets & Liabilities

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$323,708,384	18,675,830	$17.33	*

B	$14,471,522	904,430	$16.00

C	$59,838,361	3,719,622	$16.09

Advisor	$19,350,235	1,110,063	$17.43

R	$4,717,229	273,888	$17.22

K	$2,180,511	126,043	$17.30

I	$45,687	2,623	$17.42

(a)	Includes securities on loan with a value of $4,540,122 (see Note E).

(b)	Represents amount on deposit at the broker as collateral for open derivative contracts.

*	The maximum offering price per share for Class A shares was $18.10 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	65

Consolidated Statement of Assets & Liabilities

CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended May 31, 2014 (unaudited)

Investment Income
Interest	$3,998,669
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $80,097)	1,976,015
Affiliated issuers	25,332
Securities lending income	80,290	$6,080,306

Expenses
Advisory fee (see Note B)	1,140,124
Distribution fee—Class A	461,442
Distribution fee—Class B	80,555
Distribution fee—Class C	293,450
Distribution fee—Class R	10,476
Distribution fee—Class K	2,601
Transfer agency—Class A	322,062
Transfer agency—Class B	18,436
Transfer agency—Class C	60,811
Transfer agency—Advisor Class	20,647
Transfer agency—Class R	5,502
Transfer agency—Class K	2,108
Transfer agency—Class I	6
Custodian	189,473
Registration fees	54,416
Printing	53,049
Legal	48,367
Audit	37,196
Directors’ fees	30,331
Administrative	23,481
Miscellaneous	65,335

Total expenses before interest expense	2,919,868
Interest expense	45,976

Net expenses		2,965,844

Net investment income		3,114,462

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		6,663,140
Futures		11,175,647
Options written		63,161
Swaptions written		(3)
Swaps		(502,000)
Foreign currency transactions		(2,712,193)
Net change in unrealized appreciation/depreciation of:
Investments		5,587,439
Futures		839,819
Options written		18,472
Swaps		6,669,360
Foreign currency denominated assets and liabilities		(3,901,862)

Net gain on investment and foreign currency transactions		23,900,980

Net Increase in Net Assets from Operations		$27,015,442

See notes to consolidated financial statements.

66	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Consolidated Statement of Operations

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2014 (unaudited)		Year Ended November 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,114,462		$2,255,495
Net realized gain (loss) on investment and foreign currency transactions	14,687,752		(7,447,990)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	9,213,228		6,134,834
Contributions from Adviser (see Note B)	– 0	–	405,394

Net increase in net assets from operations	27,015,442		1,347,733
Dividends and Distributions to Shareholders from
Net investment income
Class A	– 0	–	(3,422,750)
Class B	– 0	–	(161,119)
Class C	– 0	–	(390,619)
Advisor Class	– 0	–	(392,057)
Class R	– 0	–	(40,772)
Class K	– 0	–	(22,218)
Class I	– 0	–	(818)
Net realized gain on investment transactions
Class A	(5,119,395)		(26,247,859)
Class B	(299,545)		(2,514,533)
Class C	(998,446)		(5,062,203)
Advisor Class	(352,174)		(2,813,689)
Class R	(58,039)		(395,969)
Class K	(32,910)		(179,858)
Class I	(1,311)		(4,691)
Capital Stock Transactions
Net decrease	(33,924,134)		(82,176,960)
Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	– 0	–	167,766

Total decrease	(13,770,512)		(122,310,616)
Net Assets
Beginning of period	438,082,441		560,393,057

End of period (including distributions in excess of net investment income of ($5,147,525) and ($8,261,987), respectively)	$424,311,929		$438,082,441

See notes to consolidated financial statements.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	67

Consolidated Statement of Changes in Net Assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

May 31, 2014 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Global Risk Allocation Fund, Inc. (formerly, known as AllianceBernstein Balanced Shares, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Global Risk Allocation, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary commenced operations on October 15, 2013. The Subsidiary was incorporated on September 27, 2013. The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of May 31, 2014, net assets of the Fund were $424,311,929, of which $17,467,022, or approximately 4%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes

68	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	69

Notes to Consolidated Financial Statements

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair

70	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	71

Notes to Consolidated Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2014:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$179,051,517		$	– 0	–	$179,051,517
Common Stocks:
Industrials		7,367,154		3,968,211			167,535		11,502,900
Consumer Discretionary		5,110,535		4,905,889			– 0	–	10,016,424
Consumer Staples		5,954,808		4,046,220			– 0	–	10,001,028
Materials		4,723,071		3,717,309			296,239		8,736,619
Financials		5,378,054		3,055,153			– 0	–	8,433,207
Health Care		4,610,092		3,787,913			– 0	–	8,398,005
Information Technology		4,507,161		3,178,142			– 0	–	7,685,303
Energy		4,442,207		2,310,584			– 0	–	6,752,791
Utilities		2,273,010		2,175,168			– 0	–	4,448,178
Telecommunication Services		767,798		1,380,968			– 0	–	2,148,766
Governments – Treasuries		– 0	–	57,747,615			– 0	–	57,747,615
Investment Companies		23,793,429		– 0	–		– 0	–	23,793,429
Mortgage Pass-Throughs		– 0	–	6,804,488			– 0	–	6,804,488
Preferred Stocks		5,556,850		– 0	–		324		5,557,174
Rights		2,184		– 0	–		– 0	–	2,184
Short-Term Investments		57,214,094		– 0	–		– 0	–	57,214,094
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		4,650,859		– 0	–		– 0	–	4,650,859

Total Investments in Securities		136,351,306		276,129,177			464,098		412,944,581
Other Financial Instruments*:
Assets:
Futures		8,432,778		– 0	–		– 0	–	8,432,778	#
Forward Currency Exchange Contracts		– 0	–	5,688,016			– 0	–	5,688,016
Centrally Cleared Credit Default Swaps		– 0	–	187,138			– 0	–	187,138	#
Centrally Cleared Interest Rate Swaps		– 0	–	6,935,768			– 0	–	6,935,768	#
Credit Default Swaps		– 0	–	874,830			– 0	–	874,830
Interest Rate Swaps		– 0	–	34,427			– 0	–	34,427
Liabilities:
Futures		(3,114,737)		(84,753)			– 0	–	(3,199,490	)#
Forward Currency Exchange Contracts		– 0	–	(5,823,725)			– 0	–	(5,823,725)
Centrally Cleared Interest Rate Swaps		– 0	–	(567,381)			– 0	–	(567,381	)#

Total**		$141,669,347		$283,373,497			$464,098		$425,506,942

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange traded derivatives in the consolidated portfolio of investments.

**	There were de minimus transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

72	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks - Industrials		Common Stocks - Materials			Preferred Stocks
Balance as of 11/30/13	$ – 0	–	$	– 0	–	$1,203
Accrued discounts/(premiums)	– 0	–		– 0	–	– 0	–
Realized gain (loss)	– 0	–		– 0	–	10
Change in unrealized appreciation/depreciation	23			7,168		(12)
Purchases	167,512			289,071		326
Sales	– 0	–		– 0	–	(1,203)
Transfers in to Level 3	– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 5/31/14	$167,535			$296,239		$324

Net change in unrealized appreciation/depreciation from Investments held as of 5/31/14*	$23			$7,168		$(2)

	Total
Balance as of 11/30/13	$1,203
Accrued discounts/(premiums)	– 0	–
Realized gain (loss)	10
Change in unrealized appreciation/depreciation	7,179
Purchases	456,909
Sales	(1,203)
Transfers in to Level 3	– 0	–
Transfers out of Level 3	– 0	–

Balance as of 5/31/14	$464,098

Net change in unrealized appreciation/depreciation from Investments held as of 5/31/14*	$7,189

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying consolidated statement of operations.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	73

Notes to Consolidated Financial Statements

how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

74	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent,

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	75

Notes to Consolidated Financial Statements

such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of the subsidiary of $63,600 have been deferred and are being amortized on a straight line basis over a one year period starting from October 15, 2013 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .60% of the first $200 million, .50% of the next $200 million and .40% in excess of $400 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2014, the reimbursement for such services amounted to $23,481.

During the year ended November 30, 2013, the Adviser reimbursed the Fund $405,394 for trading losses incurred due to a trade entry error.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $121,413 for the six months ended May 31, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,252 from the sale of Class A shares and received $8,624, $3,305 and $230 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2014.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government

76	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2014 is as follows:

Market Value November 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2014 (000)	Dividend Income (000)
$ 112,693	$140,562	$196,041	$57,214	$24

Brokerage commissions paid on investment transactions for the six months ended May 31, 2014 amounted to $149,577, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Class A plan are currently limited to .29% of the Fund’s average daily net assets attributable to Class A shares. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $884,408, $3,262,563, $392,479 and $241,000 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	77

Notes to Consolidated Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$200,406,484	$167,327,104
U.S. government securities	59,012,693	43,895,021

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$17,117,289
Gross unrealized depreciation	(3,772,323)

Net unrealized appreciation	$13,344,966

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded

78	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended May 31, 2014, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended May 31, 2014, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	79

Notes to Consolidated Financial Statements

things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

The Fund may also invest in options on swaps, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the six months ended May 31, 2014, the Fund held purchased options and written options for non-hedging purposes. During the six months ended May 31, 2014, the Fund held written swaptions for hedging and non-hedging purposes.

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Notes to Consolidated Financial Statements

For the six months ended May 31, 2014, the Fund had the following transactions in written options and swaptions:

	Number of Contracts		Premiums Received
Options written outstanding as of 11/30/13	5,905			$116,494
Options written	24			15,767
Options expired	(4,702)			(86,811)
Options bought back	(1,227)			(45,450)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 5/31/14	– 0	–	$	– 0	–

	Notional Amount		Premiums Received
Swaptions written outstanding as of 11/30/13	– 0	–	$	– 0	–
Swaptions written	128,590,000			77,154
Swaptions expired	(42,860,000)			(25,716)
Swaptions bought back	(85,730,000)			(51,438)
Swaptions exercised	– 0	–		– 0	–

Swaptions written outstanding as of 5/31/14	– 0	–	$	– 0	–

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	81

Notes to Consolidated Financial Statements

the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

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Notes to Consolidated Financial Statements

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended May 31, 2014, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

During the six months ended May 31, 2014, the Fund held credit default swaps for non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the consolidated

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	83

Notes to Consolidated Financial Statements

portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At May 31, 2014, the Fund had Sale Contracts outstanding with a Maximum Payout Amount of $19,643,925, with net unrealized appreciation of $1,061,968, and terms of less than 50 years, as reflected in the consolidated portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of May 31, 2014, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

The Fund and the Subsidiary typically enter into separate International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with their OTC derivative contract counterparties in order to, among other things, reduce their credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund and the Subsidiary typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund or the Subsidiary and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to

84	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s and the Subsidiary’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s and the Subsidiary’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund or the Subsidiary decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s and the Subsidiary’s counterparty has the right to terminate such transaction and require the Fund or the Subsidiary to pay or receive a settlement amount in connection with the terminated transaction. As of May 31, 2014, the Fund had OTC derivatives with contingent features in net liability positions in the amount of $4,436,305. The fair value of the assets pledged as collateral by the Fund for such derivatives was $4,248,988 at May 31, 2014. If a trigger event had occurred at May 31, 2014, for those derivatives in a net liability position, an amount of $1,295,407 would be required to be posted by the Fund.

At May 31, 2014, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$951,121	*	Receivable/Payable for variation margin on futures	$1,293,029	*

Equity contracts	Receivable/Payable for variation margin on futures	5,601,762	*	Receivable/Payable for variation margin on futures	84,753	*

Commodity contracts	Receivable/Payable for variation margin on futures	1,879,895	*	Receivable/Payable for variation margin on futures	1,821,708	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	5,688,016		Unrealized depreciation on forward currency exchange contracts	5,823,725

Interest rate contracts	Unrealized appreciation on interest rate swaps	34,427

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared interest rate swaps	6,935,768	*	Receivable/Payable for variation margin on centrally cleared interest rate swaps	567,381	*

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	85

Notes to Consolidated Financial Statements

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Unrealized appreciation on credit default swaps	$874,830

Credit contracts	Receivable/Payable for variation margin on centrally cleared credit default swaps	187,138	*

Total		$22,152,957			$9,590,596

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

The effect of derivative instruments on the consolidated statement of operations for the six months ended May 31, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(375,992)	$(228,805)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	5,093,328	1,425,439

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	6,458,311	(356,815)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	2,102,625	(3,992,744)

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Notes to Consolidated Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/ depreciation of investments	$(979,060)	$329,284

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/ depreciation of investments	(294,079)	91,020

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of written swaptions	63,161	18,472

Interest rate contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of written swaptions	(3)	– 0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(701,289)	6,074,242

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	199,289	595,118

Total		$11,566,291	$3,955,211

The following table represents the volume of the Fund’s derivative transactions during the six months ended May 31, 2014:

Futures:
Average original value of buy contracts	$271,832,247
Average original value of sale contracts	$98,396,861

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$76,065,949
Average principal amount of sale contracts	$277,522,883

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	87

Notes to Consolidated Financial Statements

Purchased Options:
Average monthly cost	$1,872,801	(a)

Interest Rate Swaps:
Average notional amount	$96,059,485

Centrally Cleared Interest Rate Swaps:
Average notional amount	$440,770,275

Credit Default Swaps:
Average notional amount of buy contracts	$38,220,000	(b)
Average notional amount of sale contracts	$30,429,286

Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$9,718,206

(a)	Positions were open for one month during the period.

(b)	Positions were open for two months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of May 31, 2014:

Counterparty	Derivative Assets Subject to MA	Derivative Available for Offset	Cash Collateral Received	Securities Collateral Received	Net Amount of Derivatives Assets
Bank of America, NA	$935	$	– 0	–	$	– 0	–	$	– 0	–	$935
Barclays Bank PLC	1,507,925	(1,918)	– 0	–	(291,834)	1,214,173
BNP Paribas SA	14,013	(14,013)	– 0	–	– 0	–	– 0	–
Citibank, NA	2,236,450	(341,174)	– 0	–	– 0	–	1,895,276
Exchange-Traded Credit Suisse Securities (USA) LLC*	5,422	(5,422)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	105,721	(105,721)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC	34,427	(79)	– 0	–	– 0	–	34,348
Royal Bank of Canada	87,751	(87,751)	– 0	–	– 0	–	– 0	–
Royal Bank of Scotland PLC	74,551	(4,354)	– 0	–	– 0	–	70,197
State Street Bank & Trust Co.	2,537,283	(832,410)	– 0	–	– 0	–	1,704,873

Total	$6,604,478	$(1,392,842)	$	– 0	–	$(291,834)	$4,919,802

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Notes to Consolidated Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged			Securities Collateral Pledged			Net Amount of Derivatives Liabilities
Barclays Bank PLC	$1,918	$(1,918)		$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	682,446	(14,013)			– 0	–		– 0	–		668,433
Brown Brothers Harriman & Co.	1,956	– 0	–		– 0	–		– 0	–		1,956
Citibank, NA	341,174	(341,174)			– 0	–		– 0	–		– 0	–
Exchange-Traded Credit Suisse Securities (USA) LLC*	189,497	(5,422)			(184,075	)**		– 0	–		– 0	–
Deutsche Bank AG	44,435	– 0	–		– 0	–		– 0	–		44,435
Goldman Sachs Bank USA	3,246,619	(105,721)			– 0	–		(3,140,898	)**		– 0	–
HSBC Bank USA	481	– 0	–		– 0	–		– 0	–		481
JPMorgan Chase Bank, NA	1,199	– 0	–		– 0	–		– 0	–		1,199
Morgan Stanley Capital Services LLC	79	(79)			– 0	–		– 0	–		– 0	–
Exchange-Traded Morgan Stanley & Co., Inc.*	52,739	– 0	–		(52,739	)**		– 0	–		– 0	–
Royal Bank of Canada	527,880	(87,751)			– 0	–		– 0	–		440,129
Royal Bank of Scotland PLC	4,354	(4,354)			– 0	–		– 0	–		– 0	–
Standard Chartered Bank	9,432	– 0	–		– 0	–		– 0	–		9,432
State Street Bank & Trust Co.	832,410	(832,410)			– 0	–		– 0	–		– 0	–
UBS AG	129,342	– 0	–		– 0	–		– 0	–		129,342

Total	$6,065,961	$(1,392,842)			$(236,814)			$(3,140,898)			$1,295,407

The following table presents the Subsidiary’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Subsidiary as of May 31, 2014:

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged	Securities Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Morgan Stanley & Co., Inc.*	$534,905	$	– 0	–	$(534,905)	$	– 0	–	$	– 0	–

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at May 31, 2014.

**	The actual collateral received/pledged is more than the amount reported due to overcollateralization.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	89

Notes to Consolidated Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the six months ended May 31, 2014, the Fund had no transactions in dollar rolls.

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to

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Notes to Consolidated Financial Statements

exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent will invest the cash collateral received in AllianceBernstein Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2014, the Fund had securities on loan with a value of $4,540,122 and had received cash collateral which has been invested into AllianceBernstein Exchange Reserves of $4,650,859. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $80,290 and $1,573 from the borrowers and AllianceBernstein Exchange Reserves, respectively, for the six months ended May 31, 2014; these amounts are reflected in the consolidated statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AllianceBernstein Exchange Reserves for the six months ended May 31, 2014 is as follows:

Market Value November 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2014 (000)
$4,922	$87,588	$87,859	$4,651

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30, 2013	Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30, 2013

Class A
Shares sold	687,826	1,898,146	$11,438,584	$31,328,010

Shares issued in reinvestment of dividends and distributions	295,992	1,676,192	4,753,640	27,477,607

Shares converted from Class B	225,002	713,877	3,693,866	11,739,042

Shares redeemed	(2,577,756)	(6,859,230)	(42,236,184)	(112,801,333)

Net decrease	(1,368,936)	(2,571,015)	$(22,350,094)	$(42,256,674)

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	91

Notes to Consolidated Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30, 2013	Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30, 2013

Class B
Shares sold	16,476	61,697	$251,018	$955,557

Shares issued in reinvestment of dividends and distributions	19,229	165,076	285,939	2,523,548

Shares converted to Class A	(243,158)	(767,285)	(3,693,866)	(11,739,042)

Shares redeemed	(107,943)	(398,969)	(1,643,114)	(6,129,937)

Net decrease	(315,396)	(939,481)	$(4,800,023)	$(14,389,874)

Class C
Shares sold	61,927	175,712	$954,155	$2,723,964

Shares issued in reinvestment of dividends and distributions	58,399	312,585	873,068	4,803,113

Shares redeemed	(326,338)	(902,257)	(4,974,980)	(13,899,645)

Net decrease	(206,012)	(413,960)	$(3,147,757)	$(6,372,568)

Advisor Class
Shares sold	217,351	589,573	$3,610,269	$9,819,606

Shares issued in reinvestment of dividends and distributions	20,895	137,663	337,027	2,260,849

Shares redeemed	(513,901)	(1,721,150)	(8,383,859)	(28,308,293)

Net decrease	(275,655)	(993,914)	$(4,436,563)	$(16,227,838)

Class R
Shares sold	64,823	61,035	$1,053,234	$1,017,346

Shares issued in reinvestment of dividends and distributions	3,634	26,721	58,038	436,740

Shares redeemed	(18,707)	(186,617)	(304,205)	(3,039,048)

Net increase (decrease)	49,750	(98,861)	$807,067	$(1,584,962)

Class K
Shares sold	22,147	42,791	$362,315	$702,388

Shares issued in reinvestment of dividends and distributions	2,054	12,356	32,909	202,070

Shares redeemed	(21,747)	(83,794)	(352,961)	(1,385,371)

Net increase (decrease)	2,454	(28,647)	$42,263	$(480,913)

92	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30, 2013	Six Months Ended May 31, 2014 (unaudited)	Year Ended November 30, 2013

Class I
Shares sold	278	2,487	$4,647	$41,168

Shares issued in reinvestment of dividends and distributions	81	336	1,310	5,505

Shares redeemed	(2,819)	(51,580)	(44,984)	(910,804)

Net decrease	(2,460)	(48,757)	$(39,027)	$(864,131)

For the year ended November 30, 2013, the Fund received $167,766 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s consolidated statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Allocation Risk—The allocation of investments among asset classes may have a significant effect on the Fund’s NAV when the asset classes in which the Fund has invested more heavily perform worse than the asset classes invested in less heavily.

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	93

Notes to Consolidated Financial Statements

of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Commodity Risk—Investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the consolidated statement of assets and liabilities.

Leverage Risk—Because the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s shares.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2014.

94	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2014 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2013 and November 30, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$3,226,821	$7,399,611
Net long-term capital gains	38,422,334	– 0	–

Total taxable distributions paid	$41,649,155	$7,399,611

As of November 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$6,104,419
Accumulated capital and other losses	(1,414,927	)(a)
Unrealized appreciation/(depreciation)	4,113,090	(b)

Total accumulated earnings/(deficit)	$8,802,582

(a)	As of November 30, 2013, the Fund’s cumulative deferred loss on straddles was $1,414,927.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of earnings from the Subsidiary.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2013, the Fund did not have any capital loss carryforwards.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	95

Notes to Consolidated Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2014(a) (unaudited)		Year Ended November 30,
			2013(a)	2012		2011		2010		2009

Net asset value, beginning of period	$ 16.48		$ 17.72	$ 15.32		$ 14.36		$ 13.43		$ 11.06

Income From Investment Operations
Net investment income(b)	.13		.10	.22		.25		.25		.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.98		(.02)	2.42		.97		.95		2.39
Contributions from Adviser	– 0	–	.01	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.11		.09	2.64		1.22		1.20		2.66

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.15)	(.24)		(.26)		(.27)		(.29)
Distributions from net realized gain on investment transactions	(.26)		(1.18)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.26)		(1.33)	(.24)		(.26)		(.27)		(.29)

Net asset value, end of period	$ 17.33		$ 16.48	$ 17.72		$ 15.32		$ 14.36		$ 13.43

Total Return
Total investment return based on net asset value(c)*	6.97%		.57%	17.37%		8.57%		9.04%		24.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$323,708		$330,368	$400,685		$380,338		$399,687		$481,427
Ratio to average net assets of:
Expenses(d)	1.30	%^	1.17%	1.09%		1.08%		1.14	%+	1.08%
Net investment income	1.61	%^	.58%	1.30%		1.67%		1.83	%+	2.30%
Portfolio turnover rate	60%		158%**	163	%**	87	%**	69	%**	111	%**

See footnote summary on page 103.

96	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended May 31, 2014(a) (unaudited)		Year Ended November 30,
			2013(a)		2012		2011		2010		2009

Net asset value, beginning of period	$ 15.29		$ 16.57		$ 14.34		$ 13.46		$ 12.59		$ 10.39

Income From Investment Operations
Net investment income (loss)(b)	.06		(.03)		.08		.13		.14		.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.91		(.00	)(e)	2.27		.90		.90		2.23
Contributions from Adviser	– 0	–	.01		– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.97		(.02)		2.35		1.03		1.04		2.40

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.08)		(.12)		(.15)		(.17)		(.20)
Distributions from net realized gain on investment transactions	(.26)		(1.18)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.26)		(1.26)		(.12)		(.15)		(.17)		(.20)

Net asset value, end of period	$ 16.00		$ 15.29		$ 16.57		$ 14.34		$ 13.46		$ 12.59

Total Return
Total investment return based on net asset value(c)*	6.52%		(.12	) %	16.44%		7.68%		8.34%		23.41%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,472		$18,652		$35,786		$50,797		$78,888		$121,871
Ratio to average net assets of:
Expenses(d)	2.03	%^	1.89%		1.85%		1.85%		1.90	%+	1.85%
Net investment income (loss)	.81	%^	(.21	) %	.50%		.91%		1.07	%+	1.53%
Portfolio turnover rate	60%		158	%**	163	%**	87	%**	69	%**	111	%**

See footnote summary on page 103.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	97

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2014(a) (unaudited)		Year Ended November 30,
			2013(a)	2012		2011		2010		2009

Net asset value, beginning of period	$ 15.37		$ 16.66	$ 14.42		$ 13.54		$ 12.67		$ 10.44

Income From Investment Operations
Net investment income (loss)(b)	.07		(.02)	.09		.14		.14		.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.91		(.01)	2.28		.90		.90		2.25
Contributions from Adviser	– 0	–	.01	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.98		(.02)	2.37		1.04		1.04		2.43

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.09)	(.13)		(.16)		(.17)		(.20)
Distributions from net realized gain on investment transactions	(.26)		(1.18)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.26)		(1.27)	(.13)		(.16)		(.17)		(.20)

Net asset value, end of period	$ 16.09		$ 15.37	$ 16.66		$ 14.42		$ 13.54		$ 12.67

Total Return
Total investment return based on net asset value(c)*	6.55%		(.12)%	16.54%		7.71%		8.29%		23.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$59,838		$60,336	$72,294		$68,095		$75,021		$84,098
Ratio to average net assets of:
Expenses(d)	2.01	%^	1.89%	1.82%		1.80%		1.86	%+	1.81%
Net investment income (loss)	.89	%^	(.14)%	.58%		.94%		1.10	%+	1.57%
Portfolio turnover rate	60%		158%**	163	%**	87	%**	69	%**	111	%**

See footnote summary on page 103.

98	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2014(a) (unaudited)		Year Ended November 30,
			2013(a)	2012		2011		2010		2009

Net asset value, beginning of period	$ 16.55		$ 17.77	$ 15.36		$ 14.40		$ 13.46		$ 11.08

Income From Investment Operations
Net investment income(b)	.15		.14	.27		.30		.29		.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.99		(.02)	2.43		.97		.96		2.39
Contributions from Adviser	– 0	–	.02	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.14		.14	2.70		1.27		1.25		2.70

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.18)	(.29)		(.31)		(.31)		(.32)
Distributions from net realized gain on investment transactions	(.26)		(1.18)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.26)		(1.36)	(.29)		(.31)		(.31)		(.32)

Net asset value, end of period	$ 17.43		$ 16.55	$ 17.77		$ 15.36		$ 14.40		$ 13.46

Total Return
Total investment return based on net asset value(c)*	7.06%		.86%	17.72%		8.85%		9.41%		24.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$19,350		$22,933	$42,278		$26,360		$32,205		$56,024
Ratio to average net assets of:
Expenses(d)	1.01	%^	.88%	.79%		.79%		.84	%+	.79%
Net investment income	1.83	%^	.85%	1.64%		1.96%		2.12	%+	2.59%
Portfolio turnover rate	60%		158%**	163	%**	87	%**	69	%**	111	%**

See footnote summary on page 103.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	99

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2014(a) (unaudited)		Year Ended November 30,
			2013(a)	2012		2011		2010		2009

Net asset value, beginning of period	$ 16.40		$ 17.66	$ 15.26		$ 14.31		$ 13.38		$ 11.02

Income From Investment Operations
Net investment income(b)	.11		.04	.17		.21		.21		.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.97		(.02)	2.42		.96		.96		2.38
Contributions from Adviser	– 0	–	.02	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.08		.04	2.59		1.17		1.17		2.62

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.12)	(.19)		(.22)		(.24)		(.26)
Distributions from net realized gain on investment transactions	(.26)		(1.18)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.26)		(1.30)	(.19)		(.22)		(.24)		(.26)

Net asset value, end of period	$ 17.22		$ 16.40	$ 17.66		$ 15.26		$ 14.31		$ 13.38

Total Return
Total investment return based on net asset value(c)*	6.82%		.29%	17.08%		8.19%		8.81%		24.15%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,717		$3,676	$5,704		$5,308		$6,391		$6,645
Ratio to average net assets of:
Expenses(d)	1.57	%^	1.46%	1.38%		1.38%		1.39	%+	1.32%
Net investment income	1.38	%^	.23%	1.01%		1.38%		1.57	%+	2.06%
Portfolio turnover rate	60%		158%**	163	%**	87	%**	69	%**	111	%**

See footnote summary on page 103.

100	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2014(a) (unaudited)		Year Ended November 30,
			2013(a)		2012		2011		2010		2009

Net asset value, beginning of period	$ 16.45		$ 17.68		$ 15.28		$ 14.34		$ 13.40		$ 11.03

Income From Investment Operations
Net investment income(b)	.14		.09		.21		.25		.26		.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.97		(.00	)(e)	2.43		.96		.95		2.38
Contributions from Adviser	– 0	–	.01		– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.11		.10		2.64		1.21		1.21		2.66

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.15)		(.24)		(.27)		(.27)		(.29)
Distributions from net realized gain on investment transactions	(.26)		(1.18)		– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.26)		(1.33)		(.24)		(.27)		(.27)		(.29)

Net asset value, end of period	$ 17.30		$ 16.45		$ 17.68		$ 15.28		$ 14.34		$ 13.40

Total Return
Total investment return based on net asset value(c)*	6.92%		.64%		17.40%		8.48%		9.18%		24.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,181		$2,033		$2,692		$2,924		$2,820		$3,378
Ratio to average net assets of:
Expenses(d)	1.26	%^	1.16%		1.07%		1.07%		1.09	%+	1.02%
Net investment income	1.65	%^	.57%		1.31%		1.68%		1.88	%+	2.37%
Portfolio turnover rate	60%		158	%**	163	%**	87	%**	69	%**	111	%**

See footnote summary on page 103.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	101

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2014(a) (unaudited)		Year Ended November 30,
			2013(a)	2012		2011		2010		2009

Net asset value, beginning of period	$ 16.52		$ 17.72	$ 15.31		$ 14.36		$ 13.42		$ 11.04

Income From Investment Operations
Net investment income(b)	.15		.10	.29		.33		.32		.33
Net realized and unrealized gain on investment and foreign currency transactions	1.01		.05†	2.43		.95		.95		2.39
Contributions from Adviser	– 0	–	.01	– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	1.16		.16	2.72		1.28		1.27		2.72

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.18)	(.31)		(.33)		(.33)		(.34)
Distributions from net realized gain on investment transactions	(.26)		(1.18)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.26)		(1.36)	(.31)		(.33)		(.33)		(.34)

Net asset value, end of period	$ 17.42		$ 16.52	$ 17.72		$ 15.31		$ 14.36		$ 13.42

Total Return
Total investment return based on net asset value(c)*	7.20%		1.02%	17.95%		8.97%		9.64%		25.09%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$46		$84	$954		$839		$1,389		$2,146
Ratio to average net assets of:
Expenses(d)	.82	%^	.71%	.64%		.64%		.66	%+	.69%
Net investment income	1.85	%^	.98%	1.76%		2.13%		2.30	%+	2.69%
Portfolio turnover rate	60%		158%**	163	%**	87	%**	69	%**	111	%**

See footnote summary on page 103.

102	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

Financial Highlights

(a)	Consolidated (see Note A).

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios presented below exclude interest expense:

	Six Months Ended May 31, 2014(a) (unaudited)		Year Ended November 30,
			2013(a)	2012	2011	2010		2009

Class A
Net of waivers	1.27	%^	1.17%	1.09%	1.08%	1.14	%+	1.08%
Before waivers	1.27	%^	1.17%	1.09%	1.08%	1.14	%+	1.08%
Class B
Net of waivers	2.01	%^	1.89%	1.85%	1.85%	1.90	%+	1.85%
Before waivers	2.01	%^	1.89%	1.85%	1.85%	1.90	%+	1.85%
Class C
Net of waivers	1.99	%^	1.88%	1.82%	1.80%	1.86	%+	1.81%
Before waivers	1.99	%^	1.88%	1.82%	1.80%	1.86	%+	1.81%
Advisor Class
Net of waivers	.98	%^	.87%	.79%	.79%	.84	%+	.79%
Before waivers	.98	%^	.87%	.79%	.79%	.84	%+	.79%
Class R
Net of waivers	1.55	%^	1.46%	1.38%	1.38%	1.39	%+	1.32%
Before waivers	1.55	%^	1.46%	1.38%	1.38%	1.39	%+	1.32%
Class K
Net of waivers	1.24	%^	1.15%	1.07%	1.07%	1.09	%+	1.02%
Before waivers	1.24	%^	1.15%	1.07%	1.07%	1.09	%+	1.02%
Class I
Net of waivers	.80	%^	.71%	.64%	.64%	.66	%+	.69%
Before waivers	.80	%^	.71%	.64%	.64%	.66	%+	.69%

(e)	Amount is less than $.005.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended May 31, 2014 and years ended November 30, 2013, November 30, 2012, November 30, 2011, November 30, 2010 and November 30, 2009 by 0.02%, 0.04%, 0.07%, 0.03%, 0.20% and 0.27%, respectively.

Includes the impact of reimbursements from the Adviser which enhanced the Fund’s performance for the year ended November 30, 2013 by 0.08%.

Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the year ended November 30, 2013 by 0.04%.

^	Annualized.

+	The ratio includes expenses attributable to costs of proxy solicitation.

**	The Fund accounts for dollar roll transactions as purchases and sales.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to consolidated financial statements.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	103

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Michael DePalma(2), Vice President Leon Zhu(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Quantitative Investment Team. Messrs. DePalma and Zhu are the investment professionals with the most significant responsibilities for the day-to-day management of the Fund’s portfolio.

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Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Global Risk Allocation Fund, Inc. (formerly AllianceBernstein Balanced Shares, Inc.) (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held on May 6-8, 2014.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	105

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2012 and 2013 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Fund); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes

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of the Fund’s shares; transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser; and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2014 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International (MSCI) World Index (Net) and the Barclays Global Aggregate Bond Index; and with the Fund’s composite benchmark, a 60%/40% blend of the MSCI World Index and the Barclays Global Aggregate Bond Index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2014. The directors noted that the Fund was in the 5th quintile of the Performance Group and the Performance Universe for the 1-year period, in the 3rd quintile of the Performance Group and the Performance Universe for the 3-year period, in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 5-year period, and 4th out of 4 of the Performance Group and in the 5th quintile of the Performance Universe for the 10-year period. The Fund outperformed the Barclays Index in the 1-, 3- and 5-year periods. It lagged the MSCI World Index and its composite benchmark in all periods, and the Barclays Index in the 10-year period. The directors noted that at their July/August 2012 meetings they had approved changes to the Fund’s investment policies and strategy, including new benchmarks, the MSCI World Index and the BC Global Aggregate Bond Index, and a blended index consisting of 60% MSCI World Index and 40% BC Global Aggregate Bond Index, and a name change to AllianceBernstein Global Risk Allocation Fund from AllianceBernstein Balanced Shares, effective October 2012. As a result, the directors gave less weight to the Fund’s investment performance prior to October 2012. Based on their review and their discussion with the Adviser of the reasons for the Fund’s performance in the 1-year period, the directors retained confidence in the Adviser’s ability to manage the Fund’s assets. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee advisory rates paid by other

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	107

funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The information reviewed by the directors showed that, at the Fund’s current size, its contractual effective advisory fee rate of 54.1 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group medians.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Fund’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Fund’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information provided by the Adviser that indicated that the Fund’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising another registered investment company with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”). The directors noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they represent the least expensive way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be paid for services that would be in addition to, rather than duplicative of, the services to be provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison

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groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The directors noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were in excess of the first breakpoint. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2014 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing of any economies of scale.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	109

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Risk Allocation Fund, Inc. (the “Fund”),2,3 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

1	The information in the fee evaluation was completed on April 25, 2014 and discussed with the Board of Directors on May 6-8, 2014.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

3	On October 8, 2012, the Fund changed its name from AllianceBernstein Balanced Shares, Inc. to AllianceBernstein Global Risk Allocation Fund, Inc. The Fund’s eliminated its non-fundamental policies that the Fund’s investments normally consist of about 60% in stocks and 40% in fixed-income securities and that fixed-income securities not normally exceed 60% of the Fund’s investments. The Fund made certain material changes to its investment strategy, including the implementation of the tail risk parity strategy and the adoption of a global rather than a U.S. focus. In addition, the Fund’s portfolio management team and benchmark was changed.

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These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

FUND ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Fund	Net Assets 3/31/14 ($MIL)	Advisory Fee Schedule
Global Risk Allocation Fund, Inc.	$408.9	0.60% on 1st $200 million 0.50% on next $200 million 0.40% on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $41,930 (0.008% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year
Global Risk Allocation Fund, Inc.[5]	Advisor Class A Class B Class C Class R Class K Class I	0.88 1.17 1.89 1.89 1.46 1.16 0.71	% % % % % % %	November 30

4	Jones v. Harris at 1427.

5	The Fund’s current fiscal year exposure to ETFs is 7.44% of the Fund’s average net assets. The Fund’s underlying expense ratio related to the ETF holdings is 0.0508%.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	111

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing such services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund based on March 31, 2014 net assets.7

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

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Fund	Net Assets 3/31/14 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Risk Allocation Fund, Inc.	$408.9	Tail Risk Parity 0.50% on 1st $100 million 0.40% on next $400 million 0.30% on next the balance Minimum account size: $100m	0.424%	0.547%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Fund. Also shown are the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on March 31, 2014 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Global Risk Allocation Fund, Inc.	Client #1	0.30% of average daily net assets	0.300%	0.547%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.8 Lipper’s analysis included the comparison of the Fund’s contractual management

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	113

fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)9 and the Fund’s contractual management fee ranking.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[11]	Lipper EG Median (%)	Lipper EG Rank
Global Risk Allocation Fund, Inc.	0.541	0.867	1/10

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”).12 The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund. Set forth below is Lipper’s comparison of the Fund’s total expense ratio and the medians of the Fund’s EG and EU. The Fund’s total expense ratio rankings are also shown.

Fund	Total Expense Ratio (%)[13]	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Global Risk Allocation Fund, Inc.	1.167	1.250	3/10	1.269	16/43

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

9	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee rate does not reflect any expense reimbursement payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

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III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2013, relative to 2012.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2013, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.4 million for distribution services and educational support (revenue sharing payments).

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	115

During the Fund’s most recently completed fiscal year, ABI received from the Fund $5,825, $2,010,193 and $20,147 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $366,723 in fees from the Fund.

The Fund did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the

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decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $454 billion as of March 31, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings17 of the Fund relative to its Lipper Performance Group

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

17	The performance returns and rankings of the Fund are for the Fund’s Class A shares. The Fund’s performance returns were provided by Lipper.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	117

(“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended February 28, 2014.19,20

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	2.53	8.51	8.83	10/11	71/88
3 year	6.33	5.96	6.14	5/10	26/55
5 year	13.49	14.46	14.79	5/6	28/39
10 year	4.39	5.72	6.05	4/4	16/17

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)21 versus its benchmark.22 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

18	The Fund’s PG/PU is not identical to the Fund’s EG/EU as the criteria for including/excluding a fund from a PG/PU is somewhat different from that of an EG/EU.

19	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

20	On July 26, 2013, the Fund’s Lipper classification changed from Mixed-Asset Target Allocation Growth Fund (“MTAG”) to Global Flexible Fund (GX).

21	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

22	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2014.

23	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. The Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

118	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

	Periods Ending February 28, 2014 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Global Risk Allocation Fund, Inc.	2.53	6.33	13.49	4.39	8.87	7.86	0.33	1
MSCI World Index (Net)[24]	21.68	9.81	19.98	6.75	N/A	10.30	1.88	1
Barclays Capital Global Aggregate Index	1.69	2.96	5.59	4.62	N/A	N/A	N/A	N/A
60% MSCI World Index / 40% Barclays Capital Global Aggregate Bond Index	13.39	7.23	14.29	6.17	N/A	N/A	N/A	N/A
Inception Date: June 8, 1932

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 6, 2014

24	Prior to October 8, 2012, the Fund’s primary benchmark was the Russell 1000 Value Index, while the Fund’s blended benchmark was the 60% Russell 1000 Value / 40% Barclays Capital U.S. Aggregate Index.

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	119

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Credit Long/Short Portfolio

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

120	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	121

NOTES

122	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND •	123

NOTES

124	• ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

ALLIANCEBERNSTEIN GLOBAL RISK ALLOCATION FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GRA-0152-0514

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Risk Allocation Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: July 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: July 21, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: July 21, 2014